Exhibit 99.1

Supplemental Operating and Financial Data

for the Quarter Ended December 31, 2007

Boston Properties, Inc.

Fourth Quarter 2007

This supplemental package contains forward-looking statements within the meaning of the Federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond Boston Properties’ control and could materially affect actual results, performance or achievements. These factors include, without limitation, the ability to enter into new leases or renew leases on favorable terms, dependence on tenants’ financial condition, the uncertainties of real estate development, acquisition and disposition activity, the ability to effectively integrate acquisitions, the costs and availability of financing (including the impact of interest rates on our hedging program), the effects of local economic and market conditions, the effects of acquisitions and dispositions (including the exact amount and timing of any related special dividend and possible impairment charges) on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. Boston Properties does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Boston Properties, Inc.

Fourth Quarter 2007

COMPANY PROFILE

The Company

Boston Properties, Inc. (the “Company”), a self-administered and self-managed real estate investment trust (REIT), is one of the largest owners, managers, and developers of first-class office properties in the United States, with a significant presence in five markets: Boston, Washington, D.C., Midtown Manhattan, San Francisco, and Princeton, N.J. The Company was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde in Boston, where it maintains its headquarters. Boston Properties became a public company in June 1997. The Company acquires, develops, and manages its properties through full-service regional offices. Its property portfolio is comprised primarily of first-class office space and also includes one hotel. Boston Properties is well-known for its in-house building management expertise and responsiveness to tenants’ needs. The Company holds a superior track record in developing premium Central Business District (CBD) office buildings, suburban office centers and build-to-suit projects for the U.S. government and a diverse array of creditworthy tenants.

Management

Boston Properties’ senior management team is among the most respected and accomplished in the REIT industry. Our deep and talented team of thirty-two individuals average twenty-five years of real estate experience and fifteen years with Boston Properties. We believe that our size, management depth, financial strength, reputation, and relationships of key personnel provide a competitive advantage to realize growth through property development and acquisitions. Boston Properties benefits from the reputation and relationships of key personnel, including Mortimer B. Zuckerman, Chairman of our Board of Directors, Edward H. Linde, Chief Executive Officer, and Douglas T. Linde, our President. Each has a national reputation, which attracts business and investment opportunities. In addition, our two Executive Vice Presidents and other senior officers that serve as Regional Managers have strong reputations that aid us in identifying and closing on new opportunities, having opportunities brought to us, and negotiating with tenants and build-to-suit prospects. Boston Properties’ Board of Directors consists of nine distinquished members, the majority of which serve as Independent Directors.

Strategy

Boston Properties’ primary business objective is to maximize return on investment in an effort to provide its stockholders with the greatest possible total return. To achieve this objective, the Company maintains a consistent strategy, which includes: Concentrating on a few carefully selected markets—characterized by high barriers to the creation of new supply and strong real estate fundamentals—where tenants have demonstrated a preference for high-quality office buildings and other facilities; selectively acquiring assets which increase its penetration in these select markets; taking on complex, technically-challenging projects that leverage the skills of its management team to successfully develop, acquire, and reposition properties; exploring joint-venture opportunities primarily with existing owners of land parcels who seek to benefit from the Company’s depth of development and management expertise; pursuing the sale of properties (on a selective basis) to take advantage of its value creation and the demand for its premier properties; and continuing to enhance the Company’s balanced capital structure through its access to a variety of capital sources.

Snapshot

(as of December 31, 2007)

Corporate Headquarters	Boston, Massachusetts
Markets	Boston, Midtown Manhattan, Washington, D.C., San Francisco, and Princeton, N.J.
Fiscal Year-End	December 31
Total Properties	139
Total Square Feet	43.8 million
Common Shares and
Units Outstanding (as converted)	141.9 million
Dividend—Quarter/Annualized	$0.68/$2.72
Dividend Yield	2.96% (excludes $5.98 special dividend declared in December 2007)
Total Market Capitalization	$18.5 billion
Senior Debt Ratings	Baa2 (Moody’s); BBB (Fitch); A- (S&P)

Boston Properties, Inc.

Fourth Quarter 2007

INVESTOR INFORMATION

Board of Directors		Management
Mortimer B. Zuckerman	Carol B. Einiger	Douglas T. Linde	Mitchell S. Landis
Chairman of the Board	Director	President	Senior Vice President and Regional Manager of Princeton

		E. Mitchell Norville	Robert E. Pester
Edward H. Linde Chief Executive Officer and Director	Alan J. Patricof Director, Chair of Audit Committee	Executive Vice President, Chief Operating Officer	Senior Vice President and Regional Manager of San Francisco

		Raymond A. Ritchey	Robert E. Selsam
Lawrence S. Bacow Director	Richard E. Salomon Director, Chair of Compensation Committee	Executive Vice President, National Director of Acquisitions & Development	Senior Vice President and Regional Manager of New York

		Michael LaBelle	Frank D. Burt
Zoë Baird Director, Chair of Nominating & Corporate Governance Committee	Martin Turchin Director	Senior Vice President, Chief Financial Officer	Senior Vice President, General Counsel

	David A. Twardock	Peter D. Johnston	Michael Walsh
	Director	Senior Vice President and Regional Manager of Washington, D.C.	Senior Vice President, Finance

Arthur S. Flashman
		Bryan J. Koop	Vice President, Controller
Senior Vice President and Regional Manager of Boston

Company Information
Corporate Headquarters	Trading Symbol	Investor Relations	Inquires
800 Boylston Street	BXP	Boston Properties, Inc.	Inquiries should be directed to Michael Walsh, Senior Vice President - Finance, at 617.236.3410 or mwalsh@bostonproperties.com
Suite 1900		800 Boylston Street, Suite 1900
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199
(t) 617.236.3300	New York Stock Exchange	(t) 617.236.3322
(f) 617.236.3311		(f) 617.236.3311
www.bostonproperties.com

Common Stock Data (NYSE: BXP)

Boston Properties’ common stock has the following characteristics (based on information reported by the New York Stock Exchange):

	Q4 2007	Q3 2007	Q2 2007	Q1 2007	Q4 2006
High Closing Price	$113.60	$106.20	$119.47	$130.75	$118.00
Low Closing Price	$88.71	$92.82	$100.07	$109.72	$103.23
Average Closing Price	$100.95	$100.08	$112.73	$120.10	$109.59
Closing Price, at the end of the quarter	$91.81	$103.90	$102.13	$117.40	$111.88
Dividends per share—annualized (1)	$2.72	$2.72	$2.72	$2.72	$2.72
Closing dividend yield—annualized (1)	2.96%	2.62%	2.66%	2.32%	2.43%
Closing common shares outstanding, plus common units and preferred units on an as-converted basis (thousands)	141,910	141,676	141,666	141,642	141,099
Closing market value of outstanding shares and units (thousands)	$13,028,757	$14,720,136	$14,468,349	$16,628,771	$15,786,156

(1)	Excludes special dividend of $5.98 per share to be paid on January 30, 2008 and $5.40 per share paid on January 30, 2007.

Timing
Quarterly results for 2008 will be announced according to the following schedule:

First Quarter	Late April 2008	Third Quarter	Late October 2008
Second Quarter	Late July 2008	Fourth Quarter	Late January 2009

Boston Properties, Inc.

Fourth Quarter 2007

RESEARCH COVERAGE

Equity Research Coverage		Debt Research Coverage
Mitchell Germain	Jordan Sadler /Craig Mailman	Chris Brown	Rating Agencies:
Banc of America Securities	KeyBanc Capital Markets	Banc of America Securities
212.847.5794	917.368.2280 / 917.368.2316	704.386.2524	Janice Svec
			Fitch Ratings
Ross Smotrich / Jeffrey Langbaum	David Harris / David Toti	Sue Berliner / Elizabeth Carter	212.908.0304
Bear Stearns & Company	Lehman Brothers	Bear Stearns & Company
212.272.8046 / 212.272.4201	212.526.1790 / 212.526.2002	212.272.3824 / 212.272.0217	Karen Nickerson
			Moody’s Investors Service
Jonathan Litt / Michael Bilerman	Steve Sakwa / Ian Weissman	Thomas Cook	212.553.4924
Citigroup Global Markets	Merrill Lynch & Company	Citigroup Global Markets
203.863.2381 / 212.816.1383	212.449.0335 / 212.449.6255	212.723.1112	James Fielding
			Standard & Poor’s
Lou Taylor / Kristin Brown	David Cohen	Matthew Lynch	212.438.2452
Deutsche Bank Securities	Morgan Stanley & Company	Credit Suisse Securities
212.250.4912 / 212.250.6799	212.761.8564	212.325.6456

Wilkes Graham	John Guinee	Mark Streeter
Friedman, Billings, Ramsey	Stifel, Nicolaus & Company	J.P. Morgan Securities
703.312.9737	443.224.1307	212.834.5086

Jay Habermann / Sloan Bohlen	James Feldman	James Rank
Goldman Sachs & Company	UBS Investment Research	Merrill Lynch & Company
917.343.4260 / 212.902.2796	212.713.4932	212.449.6533

Michael Knott	David Rogers
Green Street Advisors	RBC Capital Markets
949.640.8780	216.378.7626

Anthony Paolone / Michael Mueller
J.P. Morgan Securities
212.622.6682 / 212.622.6689

With the exception of Green Street Advisors, an independent research firm, the equity analysts listed above are those analysts that, according to First Call Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding Boston Properties’ performance made by the analysts listed above do not represent the opinions, estimates or forecasts of Boston Properties or its management. Boston Properties does not by its reference above imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Boston Properties, Inc.

Fourth Quarter 2007

FINANCIAL HIGHLIGHTS

(unaudited and in thousands, except per share amounts)

This section includes non-GAAP financial measures, which are accompanied by what we consider the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the non-GAAP financial measures presented and the most directly comparable GAAP financial measures are shown on pages 9 through 11. A description of the non-GAAP financial measures we present and a statement of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations can be found on page 51.

	Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Income Items:
Revenue	$380,790	$368,584	$372,213	$360,703	$361,062
Straight line rent (SFAS 13)	$9,226	$8,186	$8,492	$12,872	$15,942
Fair value lease revenue (SFAS 141) (1)	$1,528	$1,419	$1,491	$1,509	$1,395
Lease termination fees (included in revenue) (2)	$2,881	$742	$729	$2,550	$2,233
Capitalized interest	$10,419	$8,375	$7,944	$4,308	$1,365
Capitalized wages	$3,271	$2,603	$2,814	$2,326	$2,066
Operating Margins [(rental revenue—rental expense)/rental revenue] (3)	67.5%	67.6%	67.8%	67.9%	69.6%
Net income available to common shareholders	$123,790	$242,370	$102,344	$854,307	$71,655
Funds from operations (FFO) available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (4) (5)	$147,534	$139,054	$142,944	$133,011	$141,850
FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted	$1.22	$1.15	$1.18	$1.10	$1.18
Net income available to common shareholders per share—basic	$1.04	$2.02	$0.86	$7.14	$0.61
Net income available to common shareholders per share—diluted	$1.02	$1.99	$0.84	$6.99	$0.60
Dividends per common share (5)	$6.66	$0.68	$0.68	$0.68	$6.08
Funds available for distribution to common shareholders and common unitholders (FAD) (6)	$119,836	$123,429	$134,345	$129,162	$125,053

Ratios:
Interest Coverage Ratio (excluding capitalized interest)—cash basis (7)	3.49	3.30	3.24	3.02	3.21
Interest Coverage Ratio (including capitalized interest)—cash basis (7)	3.02	2.94	2.92	2.85	3.15
FFO Payout Ratio (8)	55.74%	59.13%	57.63%	61.82%	57.63%
FAD Payout Ratio (9)	79.70%	77.15%	70.86%	73.56%	75.50%

	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Capitalization:
Total Debt	$5,492,166	$5,409,268	$5,619,602	$5,736,139	$4,600,937
Common Stock Price @ Quarter End	$91.81	$103.90	$102.13	$117.40	$111.88
Equity Value @ Quarter End	$13,028,757	$14,720,136	$14,468,349	$16,628,771	$15,786,156
Total Market Capitalization (10)	$18,520,923	$20,129,404	$20,087,951	$22,364,910	$20,387,093
Debt/Total Market Capitalization (10)	29.65%	26.87%	27.97%	25.65%	22.57%

(1)	Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
(2)	Does not include the Company’s share of termination income earned from unconsolidated joint ventures totaling $626 for the three months ended December 31, 2006.
(3)	Rental Expense consists of operating expenses and real estate taxes. Amounts are exclusive of the gross up of reimbursable electricity and other amounts totaling $8,403, $9,556, $8,755, $8,833 and $7,176 for the three months ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, respectively.
(4)	For a quantitative reconciliation of the differences between FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate and net income available to common shareholders, see page 9. The supplemental adjustment is only applicable for the three months ended September 30, 2007.
(5)	For the three months ended December 31, 2007 and 2006, dividends per share includes the $5.98 and $5.40 per common share special dividend to be paid on January 30, 2008 and paid on January 30, 2007, respectively.
(6)	For a quantitative reconciliation of the differences between FAD and FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate, see page 11.
(7)	For additional detail, see page 11.
(8)	Dividends per common share divided by FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted. For the three months ended December 31, 2007 and 2006, excludes the $5.98 and $5.40 per share special dividend to be paid on January 30, 2008 and paid on January 30, 2007, respectively.
(9)	Gross dividends to common shareholders plus distributions to common Operating Partnership unitholders divided by FAD. For the three months ended December 31, 2007 and 2006, excludes the $5.98 and $5.40 per share special dividend to be paid on January 30, 2008 and paid on January 30, 2007, respectively.
(10)	For additional detail, see page 13.

Boston Properties, Inc.

Fourth Quarter 2007

CONSOLIDATED BALANCE SHEETS

(unaudited and in thousands)

	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
ASSETS
Real estate	$9,077,528	$8,961,830	$9,037,468	$9,019,237	$8,819,934
Development in progress	700,762	629,138	584,620	500,995	115,629
Land held for future development	249,999	212,801	189,698	185,093	183,403
Real estate held for sale	221,606 (1)	—	—	18,282	433,492
Less accumulated depreciation	(1,531,707)	(1,488,077)	(1,474,771)	(1,414,857)	(1,392,055)

Total real estate	8,718,188	8,315,692	8,337,015	8,308,750	8,160,403
Cash and cash equivalents	1,506,921	1,894,198	1,885,318	2,016,336	725,788
Cash held in escrows	186,839	17,835	22,665	20,334	25,784
Marketable securities	22,584	—	—	—	—
Tenant and other receivables, net	58,074	43,199	48,398	50,799	57,052
Accrued rental income, net	300,594	299,082	296,424	288,824	327,337
Deferred charges, net	287,199	257,469	264,664	244,846	274,079
Prepaid expenses and other assets	30,566	55,658	47,174	63,896	40,868
Investments in unconsolidated joint ventures	81,672	102,488	92,944	91,955	83,711

Total assets	$11,192,637	$10,985,621	$10,994,602	$11,085,740	$9,695,022

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage notes payable	$2,726,127	$2,644,393	$2,855,889	$2,973,571	$2,679,462
Unsecured senior notes, net of discount	1,471,913	1,471,801	1,471,691	1,471,583	1,471,475
Unsecured exchangeable senior notes, net of discount	1,294,126	1,293,074	1,292,022	1,290,985	450,000
Unsecured line of credit	—	—	—	— (2)	— (2)
Accounts payable and accrued expenses	145,692	133,714	123,910	101,188	102,934
Dividends and distributions payable	944,870	96,152	96,192	105,284	857,892
Accrued interest payable	54,487	46,671	59,105	48,917	47,441
Other liabilities	232,705 (3)	198,314 (3)	201,406 (3)	229,666 (3)	239,084 (3)

Total liabilities	6,869,920	5,884,119	6,100,215	6,221,194	5,848,288

Commitments and contingencies	—	—	—	—	—

Minority interests	653,892	753,620	731,043	726,937	623,508

Stockholders’ Equity:
Excess stock, $.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Preferred stock, $.01 par value, 50,000,000 shares authorized, none issued or outstanding	—	—	—	—	—
Common stock, $.01 par value, 250,000,000 shares authorized, 119,502,485, 119,253,212, 119,028,081, 118,970,065 and 117,503,542 outstanding, respectively	1,195	1,193	1,190	1,190	1,175
Additional paid-in capital	3,305,219	3,289,760	3,263,797	3,260,647	3,119,941
Earnings in excess of dividends	394,324	1,065,993	904,417	881,733	108,155
Treasury common stock, at cost	(2,722)	(2,722)	(2,722)	(2,722)	(2,722)
Accumulated other comprehensive loss	(29,191)	(6,342)	(3,338)	(3,239)	(3,323)

Total stockholders’ equity	3,668,825	4,347,882	4,163,344	4,137,609	3,223,226

Total liabilities and stockholders’ equity	$11,192,637	$10,985,621	$10,994,602	$11,085,740	$9,695,022

(1)	On January 7, 2008, the Company completed the transfer of the Mountain View properties into the Value-Added Fund and therefore these properties are held for sale as of December 31, 2007.
(2)	On July 19, 2005, the Company refinanced its $225.0 million mortgage loan collateralized by 599 Lexington Avenue through a secured draw from the Unsecured Line of Credit. As a result, the $225.0 million that was drawn on the line of credit was included within Mortgage Notes Payable. The secured draw was repaid on February 12, 2007 in conjunction with new ten-year mortgage financing collateralized by 599 Lexington Avenue totaling $750.0 million.
(3)	At December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, Other Liabilities included approximately $26.1 million, $26.5 million, $26.9 million, $27.4 million and $45.8 million and approximately $6.1 million, $8.4 million, $10.7 million, $13.0 million and $15.2 million consisting of the master lease and revenue support obligations, respectively, related to the sale of 280 Park Avenue and approximately $24.4 milion, $24.0 million, $23.7 million, $48.0 million and $47.3 million, respectively related to the redemption of the outside members’ equity interests in the entity that owns Citigroup Center.

Boston Properties, Inc.

Fourth Quarter 2007

CONSOLIDATED INCOME STATEMENTS

(in thousands, except for per share amounts)

(unaudited)

	Three Months Ended
	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07	31-Dec-06
Revenue:
Rental
Base Rent	$277,088	$268,277	$268,272	$270,672	$275,049
Recoveries from tenants	46,926	44,934	46,783	46,286	42,170
Parking and other	16,845	16,328	16,488	15,321	15,211

Total rental revenue	340,859	329,539	331,543	332,279	332,430
Hotel revenue	13,121	8,646	9,335	6,709	11,417
Development and management services	5,378	5,318	5,130	4,727	5,661
Interest and other (1)	21,432	25,081	26,205	16,988	11,554

Total revenue	380,790	368,584	372,213	360,703	361,062

Expenses:
Operating	68,610	68,647	68,797	68,658	63,666
Real estate taxes	47,855	44,859	44,201	44,213	42,853
Hotel operating	9,059	6,275	6,417	6,014	8,106
General and administrative (1) (2)	16,594	20,189	16,291	16,808	16,198
Interest (3)	68,289	69,929	73,743	73,926	71,423
Depreciation and amortization	71,421	70,916	73,921	69,772	68,924
Losses from early extinguishments of debt (4)	—	2,695	—	722	11

Total expenses	281,828	283,510	283,370	280,113	271,181

Income before income from unconsolidated joint ventures	98,962	85,074	88,843	80,590	89,881
Minority interests in property partnerships	(84)	—	—	—	—
Income from unconsolidated joint ventures (5)	805	1,390	17,268	965	1,340

Income before minority interest in Operating Partnership	99,683	86,464	106,111	81,555	91,221
Minority interest in Operating Partnership (6)	(23,181)	(13,946)	(16,840)	(10,928)	(25,789)

Income before gains on sales of real estate	76,502	72,518	89,271	70,627	65,432
Gains on sales of real estate, net of minority interest	—	168,495	—	619,206	1,183

Income before discontinued operations	76,502	241,013	89,271	689,833	66,615
Income from discontinued operations, net of minority interest	862	1,357	1,357	2,626	5,040
Gains on sales of real estate from discontinued operations, net of minority interest	46,426	—	11,716	161,848	—

Net income available to common shareholders	$123,790	$242,370	$102,344	$854,307	$71,655

INCOME PER SHARE OF COMMON STOCK (EPS)
Net income available to common shareholders per share—basic	$1.04	$2.02	$0.86	$7.14	$0.61

Net income available to common shareholders per share—diluted	$1.02	$1.99	$0.84	$6.99	$0.60

(1)	Interest and other includes $(294), $31, $471 and $67, and general and administrative expenses includes $(245), $43, $448 and $103 for the three months ended December 31, 2007, September 30, 2007, June 30, 2007 and March 31, 2007, respectively, related to The Company’s deferred compensation plan.
(2)	General and administrative expenses includes a write-off of approximately $4.5 million of costs related to an abandoned suburban development project for the three months ended September 30, 2007.
(3)	Interest expense is reported net of capitalized interest of $10,419, $8,375, $7,944, $4,308 and $1,365 for the three months ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, respectively.
(4)	Includes an approximately $2.7 million loss from the early extinguishment of debt associated with the sale of real estate for the three months ended September 30, 2007.
(5)	Includes our share of the gain on sale of Worldgate Plaza totaling approximately $15.5 million for the three months ended June 30, 2007.
(6)	Equals minority interest share of 14.58%, 14.62%, 14.62%, 14.90% and 15.18% of income before minority interest in Operating Partnership after deduction for preferred distributions for the three months ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, respectively.

Certain prior period amounts have been reclassified to conform to current period presentation.

Boston Properties, Inc.

Fourth Quarter 2007

FUNDS FROM OPERATIONS (FFO)

(in thousands, except for per share amounts)

(unaudited)

	Three months ended
	31-Dec-07		30-Sep-07	30-Jun-07	31-Mar-07		31-Dec-06
Net income available to common shareholders	$123,790		$242,370	$102,344	$854,307		$71,655
Add:
Minority interest in Operating Partnership	23,181		13,946	16,840	10,928		25,789
Minority interests in property partnerships	84		—	—	—		—
Less:
Income from unconsolidated joint ventures	805		1,390	17,268	965		1,340
Gains on sales of real estate, net of minority interest	—		168,495	—	619,206		1,183
Income from discontinued operations, net of minority interest	862		1,357	1,357	2,626		5,040
Gains on sales of real estate from discontinued operations, net of minority interest	46,426		—	11,716	161,848		—

Income before minority interests and income from unconsolidated joint ventures	98,962		85,074	88,843	80,590		89,881
Add:
Real estate depreciation and amortization (1)	73,306		73,195	76,264	72,870		71,495
Income from discontinued operations	1,009		1,589	1,589	3,086		5,942
Income from unconsolidated joint ventures (2)	805		1,390	1,815	965		1,340
Less:
Minority property partnerships’ share of funds from operations	437		—	—	—		—
Preferred distributions	926	(3)	1,054	1,084	1,202	(4)	1,431	(3)

Funds from operations (FFO)	172,719		160,194	167,427	156,309		167,227
Add:
Losses from early extinguishments of debt associated with the sales of real estate	—		2,675	—	—		—

FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	172,719		162,869	167,427	156,309		167,227
Less:
Minority interest in Operating Partnership’s share of funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	25,185		23,815	24,483	23,298		25,377

FFO available to common shareholders after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (5)	$147,534		$139,054	$142,944	$133,011		$141,850

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—basic	$1.24		$1.17	$1.20	$1.13		$1.21

FFO per share—basic	$1.24		$1.15	$1.20	$1.13		$1.21

Weighted average shares outstanding—basic	119,249		119,010	118,961	118,177		116,895

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted	$1.22		$1.15	$1.18	$1.10		$1.18

FFO per share—basic	$1.22		$1.13	$1.18	$1.10		$1.18

Weighted average shares outstanding—diluted	122,338		122,298	122,660	122,569		121,456

(1)	Real estate depreciation and amortization consists of depreciation and amortization from the consolidated statements of operations of $71,421, $70,916, $73,921, $69,772 and $68,924, our share of unconsolidated joint venture real estate depreciation and amortization of $2,074, $1,989, $2,085, $2,099 and $2,250 and depreciation and amortization from discontinued operations of $234, $700, $700, $1,314 and $1,528, less corporate related depreciation of $423, $410, $442, $315 and $295 and adjustment to asset retirement obligations of $0, $0, $0, $0 and $912 for the three months ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, respectively.
(2)	Excludes our share of the gain on sale of Worldgate Plaza totaling approximately $15.5 million for the three months ended June 30, 2007.
(3)	Excludes approximately $8.7 million and $12.2 million for the three months ended December 31, 2007 and 2006, respectively, of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(4)	Excludes an adjustment of approximately ($3.1) million to the income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(5)	Based on weighted average shares for the quarter. Company’s share for the quarter ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006 was 85.42%, 85.38%, 85.38%, 85.10% and 84.82%, respectively.

Boston Properties, Inc.

Fourth Quarter 2007

RECONCILIATION TO DILUTED FUNDS FROM OPERATIONS

(in thousands, except for per share amounts)

(unaudited)

	December 31, 2007			September 30, 2007		June 30, 2007		March 31, 2007			December 31, 2006
	Income (Numerator)		Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)	Shares (Denominator)	Income (Numerator)		Shares (Denominator)	Income (Numerator)		Shares (Denominator)
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$172,719		139,605	$162,869	139,392	$167,427	139,336	$156,309		138,877	$167,227		137,808
Effect of Dilutive Securities
Convertible Preferred Units	926	(1)	1,460	1,054	1,644	1,084	1,676	1,202	(2)	1,922	1,431	(1)	2,266
Stock Options and Exchangeable Notes	—		1,629	—	1,645	—	2,023	—		2,469	—		2,295

Diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	$173,645		142,694	$163,923	142,681	$168,511	143,035	$157,511		143,268	$168,658		142,369
Less:
Minority interest in Operating Partnership’s share of diluted funds from operations after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate	24,772		20,356	23,416	20,382	24,004	20,375	22,757		20,699	24,775		20,913

Company’s share of diluted FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (3)	$148,873		122,338	$140,507	122,299	$144,507	122,660	$134,754		122,569	$143,883		121,456

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—basic	$1.24			$1.17		$1.20		$1.13			$1.21

FFO per share after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate—diluted	$1.22			$1.15		$1.18		$1.10			$1.18

(1)	Excludes approximately $8.7 million and $12.2 million for the three months ended December 31, 2007 and 2006, respectively, of income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(2)	Excludes an adjustment of approximately ($3.1) million to the income allocated to the holders of Series Two Preferred Units to account for their right to participate on an as-converted basis in the special dividend that followed previously completed sales of real estate.
(3)	Based on weighted average diluted shares for the quarter. Company’s share for the quarter ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006 was 85.73%, 85.72%, 85.76%, 85.55% and 85.31%, respectively.

Boston Properties, Inc.

Fourth Quarter 2007

Funds Available for Distribution (FAD)

(in thousands)

	Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Basic FFO after a supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate (see page 9)	$172,719	$162,869	$167,427	$156,309	$167,227
2nd generation tenant improvements and leasing commissions	(28,553)	(22,192)	(19,024)	(12,732)	(16,243)
Straight-line rent	(9,226)	(8,186)	(8,492)	(12,872)	(15,942)
Recurring capital expenditures	(16,217)	(10,498)	(6,676)	(3,208)	(10,174)
Fair value interest adjustment	(789)	(725)	(451)	(74)	398
Fair value lease revenue (SFAS 141)	(1,528)	(1,419)	(1,491)	(1,509)	(1,395)
Hotel improvements, equipment upgrades and replacements	(67)	(214)	(565)	(281)	(1,213)
Non real estate depreciation	423	410	442	315	295
Stock-based compensation	3,040	3,047	3,058	3,214	2,099
Partners’ share of joint venture 2nd generation tenant improvement and leasing commissions	34	337	117	—	1

Funds available for distribution to common shareholder and common unitholders (FAD)	$119,836	$123,429	$134,345	$129,162	$125,053

Interest Coverage Ratios

(in thousands, except for ratio amounts)

	Three Months Ended
	December 31, 2007	September 30, 2007	June 30, 2007	March 31, 2007	December 31, 2006
Excluding Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$98,962	$85,074	$88,843	$80,590	$89,881
Interest expense	68,289	69,929	73,743	73,926	71,423
Losses from early extinguishments of debt associated with the sales of real estate	—	2,675	—	—	—
Depreciation and amortization expense	71,421	70,916	73,921	69,772	68,924
Depreciation from joint ventures	2,074	1,989	2,085	2,099	2,250
Income from unconsolidated joint ventures	805	1,390	1,815	965	1,340
Stock-based compensation	3,040	3,047	3,058	3,214	2,099
Discontinued operations—depreciation expense	234	700	700	1,314	1,528
Discontinued operations	1,009	1,589	1,589	3,086	5,942
Straight-line rent	(9,226)	(8,186)	(8,492)	(12,872)	(15,942)
Fair value lease revenue (SFAS 141)	(1,528)	(1,419)	(1,491)	(1,509)	(1,395)

Subtotal	235,080	227,704	235,771	220,585	226,050

Divided by:
Interest expense (1)	67,294	69,012	72,829	73,091	70,481
Interest Coverage Ratio	3.49	3.30	3.24	3.02	3.21

Including Capitalized Interest
Income before minority interests and income from unconsolidated joint ventures	$98,962	$85,074	$88,843	$80,590	$89,881
Interest expense	68,289	69,929	73,743	73,926	71,423
Losses from early extinguishments of debt associated with the sales of real estate	—	2,675	—	—	—
Depreciation and amortization expense	71,421	70,916	73,921	69,772	68,924
Depreciation from joint ventures	2,074	1,989	2,085	2,099	2,250
Income from unconsolidated joint ventures	805	1,390	1,815	965	1,340
Stock-based compensation	3,040	3,047	3,058	3,214	2,099
Discontinued operations—depreciation expense	234	700	700	1,314	1,528
Discontinued operations	1,009	1,589	1,589	3,086	5,942
Straight-line rent	(9,226)	(8,186)	(8,492)	(12,872)	(15,942)
Fair value lease revenue (SFAS 141)	(1,528)	(1,419)	(1,491)	(1,509)	(1,395)

Subtotal	235,080	227,704	235,771	220,585	226,050

Divided by:
Interest expense (1) (2)	77,713	77,387	80,773	77,399	71,846
Interest Coverage Ratio	3.02	2.94	2.92	2.85	3.15

(1)	Excludes amortization of financing costs of $995, $917, $914, $835 and $942 for the three months ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, respectively.
(2)	Includes capitalized interest of $10,419, $8,375, $7,944, $4,308 and $1,365 for the three months ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, respectively.

Boston Properties, Inc.

Fourth Quarter 2007

DISCONTINUED OPERATIONS

(in thousands, unaudited)

Effective January 1, 2002, the Company adopted the provisions of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets.” The Company’s application of SFAS No. 144 results in the presentation of the net operating results of qualifying properties sold or held for sale during 2006 and 2005 as income from discontinued operations for all periods presented. The following table summarizes income from discontinued operations (net of minority interest) for the three months ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, respectively.

	Three Months Ended
	31-Dec-07	30-Sep-07	30-Jun-07	31-Mar-07	31-Dec-06
Total Revenue (1)	$1,612	$2,923	$2,963	$12,166	$17,611
Expenses:
Operating	369	634	674	988	855
Hotel operating	—	—	—	6,778	9,286
Depreciation and amortization	234	700	700	1,314	1,528

Total Expenses	603	1,334	1,374	9,080	11,669
Income before minority interest in Operating Partnership	1,009	1,589	1,589	3,086	5,942
Minority interest in Operating Partnership	147	232	232	460	902

Income from discontinued operations (net of minority interest)	$862	$1,357	$1,357	$2,626	$5,040

Properties (2):	Orbital Sciences Campus Broad Run, Building E	Orbital Sciences Campus Broad Run, Building E	Orbital Sciences Campus Broad Run, Building E Newport Office Park	Orbital Sciences Campus Broad Run, Building E Newport Office Park Long Wharf Marriott	Orbital Sciences Campus Broad Run, Building E Newport Office Park Long Wharf Marriott

(1)	The impact of the straight-line rent adjustment increased revenue by $34, $68, $106, $107 and $735 for the three months ended December 31, 2007, September 30, 2007, June 30, 2007, March 31, 2007 and December 31, 2006, respectively.
(2)	Discontinued operations does not include the operations of Democracy Center and 5 Times Square due to the Company’s continuing involvement in the management, for a fee, of these properties subsequent to the sales through agreements with the buyers.

Boston Properties, Inc.

Fourth Quarter 2007

CAPITAL STRUCTURE

Debt
(in thousands)

					Aggregate Principal December 31, 2007
Mortgage Notes Payable					$2,726,127
Unsecured Line of Credit					—
Unsecured Senior Notes, net of discount					1,471,913
Unsecured Exchangeable Senior Notes					1,294,126

Total Debt					$5,492,166

Boston Properties Limited Partnership Unsecured Senior Notes
Settlement Date	5/22/03	3/18/03	1/17/03	12/13/02	Total/Average
Principal Amount	$250,000	$300,000	$175,000	$750,000	$1,475,000
Yield (on issue date)	5.075%	5.636%	6.280%	6.296%	5.95%
Coupon	5.000%	5.625%	6.250%	6.250%	5.91%
Discount	99.329%	99.898%	99.763%	99.650%	99.66%
Ratings:
Moody’s	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)	Baa2 (stable)
S&P	A- (stable)	A- (stable)	A- (stable)	A- (stable)
Fitch	BBB (stable)	BBB (stable)	BBB (stable)	BBB (stable)
Maturity Date	6/1/2015	4/15/2015	1/15/2013	1/15/2013
Discount	$1,153	$208	$257	$1,469	3,087

Unsecured Senior Notes, net of discount	$248,847	$299,792	$174,743	$748,531	$1,471,913

Boston Properties Limited Partnership Unsecured Exchangeable Senior Notes
Settlement Date	2/6/2007	4/6/2006
Principal Amount	$862,500 (1)	$450,000 (2)			$1,312,500
Yield (on issue date)	3.438%	3.750%			3.545%
Coupon	2.875%	3.750%
First Optional Redemption Date	2/20/2012	5/18/2013
Maturity Date	2/15/2037	5/15/2036
Discount	18,374	—			18,374

Unsecured Senior Exchangeable Notes	$844,126	$450,000			$1,294,126

(1)	In connection with the special dividend declared on December 17, 2007, the exchange rate of 6.6090 was adjusted to 7.0430 shares per $1,000 principal amount of notes effective as of December 31, 2007, resulting in an exchange price of approximately $141.98 per share of Boston Properties, Inc.’s common stock.
(2)	In connection with the special dividend declared on December 17, 2007, the exchange rate was adjusted from 9.3900 to 10.0066 shares per $1,000 principal amount of notes effective as of December 31, 2007, resulting in an exchange price of approximately $99.93 per share of Boston Properties, Inc.’s common stock.

Equity
(in thousands)

	Shares/Units Outstanding as of 12/31/07	Common Stock Equivalents		Equivalent (3)
Common Stock	119,502	119,502	(4)	$10,971,479
Common Operating Partnership Units	20,947	20,947	(5)	1,923,144
Series Two Preferred Operating Partnership Units	1,113	1,461		134,134

Total Equity		141,910		$13,028,757

Total Debt				$5,492,166

Total Market Capitalization				$18,520,923

(3)	Value based on December 31, 2007 closing price of $91.81 per share of common stock.
(4)	Includes 115 shares of restricted stock.
(5)	Includes 676 long-term incentive plan units.

Boston Properties, Inc.

Fourth Quarter 2007

DEBT ANALYSIS

Debt Maturities and Principal Payments
(in thousands)

	2008	2009	2010	2011	2012	Thereafter	Total
Floating Rate Debt	$—	$122,923		$—	$—	$—	$122,923
Fixed Rate Debt	603,303	95,442	132,870	545,153	943,798	3,048,677	5,369,243

Total Debt	$603,303	$218,365	$132,870	$545,153	$943,798	$3,048,677	$5,492,166

GAAP Weighted Average Floating Rate Debt	—	6.11%	—	—	—	—	6.11%
GAAP Weighted Average Fixed Rate Debt	6.78%	6.38%	7.86%	7.02%	3.69%	5.55%	5.58%

Total GAAP Weighted Average Rate	6.78%	6.23%	7.86%	7.02%	3.69%	5.55%	5.60%

Unsecured Debt

Unsecured Line of Credit—Matures August 3, 2010
(in thousands)

Facility	Outstanding @ 12/31/2007	Letters of Credit	Remaining Capacity @ 12/31/2007
$ 605,000	$—	$22,055	$582,945

Unsecured and Secured Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)		GAAP Weighted Average Rate		Weighted Average Maturity
Unsecured Debt	50.36%	4.83%		4.88%		5.3	years
Secured Debt	49.64%	6.47%		6.32%		5.1	years

Total Debt	100.00%	5.64%		5.60%		5.2	years

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (1)		GAAP Weighted Average Rate		Weighted Average Maturity
Floating Rate Debt	2.24%	5.88	%(2)	6.11	%(2)	1.9	years
Fixed Rate Debt	97.76%	5.64%		5.58%		5.3	years

Total Debt	100.00%	5.64%		5.60%		5.2	years

(1)	The stated weighted average rate is calculated using the effective yield payable on the loan.
(2)	The Company has entered into an interest rate swap contract to fix the one-month LIBOR index rate at 4.57% per annum on a notional amount of $96.7 million. The swap contract went into effect on October 22, 2007 and expires on October 29, 2008.

Interest Rate Hedging Instruments (1)
(in thousands)

	Notional Amount	Weighted Average 10 Year Treasury Rate	Effective Date
Treasury Lock	$325,000	4.74%	4/1/2008
Treasury Lock	50,000	4.28%	7/31/2008
Forward-starting interest rate swaps	150,000	4.51%	7/31/2008

Total	525,000	4.63%

(1)	The Company has entered into a series of interest rate hedges to lock in the 10-year treasury rate and 10-year swap spread in contemplation of obtaining long-term fixed rate financing to finance or refinance properties in the Company’s existing portfolio.

Boston Properties, Inc.

Fourth Quarter 2007

DEBT MATURITIES AND PRINCIPAL PAYMENTS
(in thousands)

Property	2008	2009	2010	2011	2012	Thereafter	Total
599 Lexington Avenue	$—	$—	$—	$—	$—	$750,000	$750,000
Citigroup Center	8,816	9,453	10,136	456,898	—	—	485,303
Embarcadero Center One and Two	278,912	—	—	—	—	—	278,912
Prudential Center	259,706	—	—	—	—	—	259,706
505 9th Street	—	—	—	—	—	130,000	130,000	(1)
South of Market	—	122,923	—	—	—	—	122,923
One Freedom Square	2,245	2,375	2,513	2,660	66,093	—	75,886
New Dominion Technology Park, Building Two	—	—	—	—	—	63,000	63,000
202, 206 & 214 Carnegie Center	916	994	56,306	—	—	—	58,216
140 Kendrick Street	1,549	1,637	1,730	1,828	1,932	48,359	57,035
New Dominion Technology Park, Building One	1,482	1,595	1,716	1,846	1,987	45,416	54,042
1330 Connecticut Avenue	2,451	2,577	2,701	45,021	—	—	52,750
Reservoir Place	1,757	48,592	—	—	—	—	50,349
Kingstowne Two and Retail	1,522	1,499	1,585	1,676	1,773	35,064	43,119
10 & 20 Burlington Mall Rd & 91 Hartwell	927	994	1,069	32,524	—	—	35,514
10 Cambridge Center	843	916	29,677	—	—	—	31,436
Sumner Square	694	747	804	865	930	22,896	26,936
Montvale Center	—	—	—	—	25,000	—	25,000
Eight Cambridge Center	756	819	22,911	—	—	—	24,486
1301 New York Avenue	1,782	21,628	—	—	—	—	23,410
Reston Corporate Center	20,523	—	—	—		—	20,523
University Place	926	992	1,063	1,139	1,221	14,999	20,340
Kingstowne One	636	624	659	696	736	17,031	20,382
Bedford Business Park	16,860	—	—	—		—	16,860

	603,303	218,365	132,870	545,153	99,672	1,126,765	2,726,128

Unsecured Senior Notes	—	—	—	—	844,126	1,921,912	2,766,038
Unsecured Line of Credit	—	—	—	—	—	—	—

	$603,303	$218,365	$132,870	$545,153	$943,798	$3,048,677	$5,492,166

% of Total Debt	10.98%	3.98%	2.42%	9.93%	17.18%	55.51%	100.00%
Balloon Payments	$565,998	$191,167	$107,339	$528,697	$933,832	$2,873,347	$5,200,380
Scheduled Amortization	$37,305	$27,198	$25,531	$16,456	$9,966	$175,330	$291,786

(1)	Effective October 1, 2007 this joint venture property became operational. Due to the degree of involvement the Company has in this joint venture, the remaining 50% interest in the entity was consolidated upon the commencement of operations.

Boston Properties, Inc.

Fourth Quarter 2007

Senior Unsecured Debt Covenant Compliance Ratios

(in thousands)

In the fourth quarter of 2002 the Company’s operating partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York, as trustee, as supplemented, which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the indenture.

This section presents such ratios as of December 31, 2007 to show that the Company’s operating partnership was in compliance with the terms of the indenture, as amended, which has been filed with the SEC. This section also presents certain other indenture-related data which we believe assists investors in the Company’s unsecured debt securities. Management is not presenting these ratios and the related calculations for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the indenture.

		December 31, 2007
Total Assets:
Capitalized Property Value (8.5% and 9.0% rates on CBD and Suburban properties, respectively)		$11,429,346
Cash and Cash Equivalents		1,506,921
Investment in Marketable Securities		22,584
Undeveloped Land, at Cost		249,999
Development in Process, at Cost (including Joint Venture %)		852,072

Total Assets		$14,060,922

Unencumbered Assets		$9,169,092

Secured Debt (Fixed and Variable) (1)		$2,643,564
Joint Venture Debt		202,471
Contingent Liabilities & Letters of Credit		27,481
Unsecured Debt (2)		2,787,500

Total Outstanding Debt		$5,661,016

Consolidated EBITDA:
Income before minority interests and income from unconsolidated joint ventures (per Consolidated Income Statement)		$98,962
Add: Interest Expense (per Consolidated Income Statement)		68,289
Add: Depreciation and Amortization (per Consolidated Income Statement)		71,421
Add: Loss from early extinguishment of debt		—

EBITDA		238,672
Add: Company share of unconsolidated joint venture EBITDA		5,780

Consolidated EBITDA		$244,452

Adjusted Interest Expense:
Interest Expense (per Consolidated Income Statement)		$68,289
Add: Company share of unconsolidated joint venture interest expense		2,312
Less: Amortization of financing costs		(995)
Less: Interest expense funded by construction loan draws		(761)

Adjusted Interest Expense		$68,845

Covenant Ratios and Related Data	Test	Actual
Total Outstanding Debt/Total Assets	Less than 60%	40.3%
Secured Debt/Total Assets	Less than 50%	20.2%
Interest Coverage (Annualized Consolidated EBITDA to
Annualized Interest Expense)	Greater than 1.50x	3.55
Unencumbered Assets/ Unsecured Debt	Greater than 150%	328.9%

Unencumbered Consolidated EBITDA		$139,222

Unencumbered Interest Coverage (Unencumbered Consolidated EBITDA to Unsecured Interest Expense)		4.16

% of unencumbered Consolidated EBITDA to Consolidated EBITDA		57.0%

# of unencumbered properties		87

(1)	Excludes Fair Value Adjustment of $17,563
(2)	Excludes Debt Discount of $21,461

Boston Properties, Inc.

Fourth Quarter 2007

UNCONSOLIDATED JOINT VENTURE DEBT ANALYSIS (*)

Debt Maturities and Principal Payments by Property
(in thousands)

Property	2008	2009	2010	2011	2012	Thereafter	Total
Metropolitan Square (51%)	$1,061	$1,152	$63,437	$—	$—	$—	$65,650
Market Square North (50%)	1,167	1,260	41,549	—	—	—	43,976
901 New York Avenue (25%)	555	635	669	704	742	39,195	42,500
Wisconsin Place (23.89%)	1,395	15,945	—	—	—	—	17,340 (1)
Eighth Avenue and 46th Street (50%)	11,800	—	—	—	—	—	11,800
Annapolis Junction (50%)	—	—	7,186	—	—	—	7,186
Wisconsin Place Retail (5%)	—	—	1,644	—	—	—	1,644

	$15,978	$18,992	$114,485	$704	$742	$39,195	$190,096

GAAP Weighted Average Rate (2)	8.17%	6.95%	7.89%	5.27%	5.27%	5.27%	7.25%
% of Total Debt	8.41%	9.99%	60.22%	0.37%	0.39%	20.62%	100.00%

Floating and Fixed Rate Debt Analysis

	% of Total Debt	Stated Weighted Average Rate (2)	GAAP Weighted Average Rate	Weighted Average Maturity
Floating Rate Debt	19.38%	6.79%	7.21%	1.3	years
Fixed Rate Debt	80.62%	7.23%	7.26%	3.8	years

Total Debt	100.00%	7.14%	7.25%	3.3	years

(*)	All amounts represent the Company’s share. Amounts exlcude the Value-Added Fund, see page 19 for additional information on debt pertaining to the Value-Added Fund.
(1)	Approximately $15.9 million represents construction loan financing which matures in 2009. The remaining amount represents a seller financed non-interest bearing purchase money mortgage and includes adjustments to reflect the fair value of the note. The statistics at the bottom of this page do not include this purchase money mortgage.
(2)	The stated weighted average rate is calculated using the effective yield payable on the loan.

Boston Properties, Inc.

Fourth Quarter 2007

UNCONSOLIDATED JOINT VENTURES

Balance Sheet Information
(unaudited and in thousands) as of December 31, 2007

	Market Square North	Metropolitan Square	265 Franklin Street (1)	901 New York Avenue		Wisconsin Place (2)(3)	Annapolis Junction (2)	Value- Added Fund (4)	Eighth Avenue and 46th Street (2)	Combined
Total Equity (5)	$6,156	$35,579	$142	$40		$15,332	$6,631	$4,841	$12,951	$81,672

Mortgage/Construction loans payable (5)	$43,976	$65,650	$—	$42,500		$18,984	$7,186	$12,375	$11,800	$202,471

BXP’s nominal ownership percentage	50.00%	51.00%	35.00%	25.00%		23.89%	50.00%	25.00%	50.00%

Results of Operations
(unaudited and in thousands) for the three months ended December 31, 2007

	Market Square North	Metropolitan Square	265 Franklin Street (1)	901 New York Avenue		Wisconsin Place (2)(3)	Annapolis Junction (2)	Value- Added Fund (4)	Eighth Avenue and 46th Street (2)	Combined
REVENUE
Total revenue	$5,807	$7,451	$1	$8,040		$304	$—	$2,033	$—	$23,636	(6)

EXPENSES
Operating	2,193	3,152	—	2,926		809	6	835	—	9,921

SUBTOTAL	3,614	4,299	1	5,114		(505)	(6)	1,198	—	13,715
Interest	1,706	2,652	—	2,231		531	—	816	—	7,936
Depreciation and amortization	1,126	1,631	—	1,526		302	—	761	—	5,346

SUBTOTAL	2,832	4,283	—	3,757		833	—	1,577	—	13,282
Gains on sale of real estate	—	—	—	—		—	—	—	—	—
Losses from early extinguishment of debt	—	—	—	—		—	—	—		—

NET INCOME/(LOSS)	$782	$16	$1	$1,357		$(1,338)	$(6)	$(379)	$—	$433

BXP’s share of net income/(loss)	$392	$8	$—	$1,053	(7)	$(474)	$(3)	$(171)	$—	$805
BXP’s share of depreciation & amortization	563	832	—	388		101	—	190	—	2,074

BXP’s share of Funds from Operations (FFO)	$955	$840	$—	$1,441		$(373)	$(3)	$19	$—	$2,879

(1)	On September 15, 2006, the joint venture sold this property.
(2)	Property is currently not in service (i.e., under construction or undeveloped land).
(3)	Represents the Company’s interest in the joint venture entity that owns the land and infrastructure, as well as a nominal interest in the retail component of the project. The entity that will develop the office component of the project, of which the Company has a 66.67% interest, has been consolidated within the accounts of the Company.
(4)	For additional information on the Value-Added Fund, see page 19. Information presented includes costs which relate to the organization and operations of the Value-Added Fund. On June 1, 2007, the Value-Added Fund sold Worldgate Plaza.
(5)	Represents the Company’s share.
(6)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $263 and ($749), respectively, for the three months ended December 31, 2007.
(7)	Reflects the changes in the allocation percentages pursuant to the achievement of specified investment return thresholds as provided for in the joint venture agreement.

Boston Properties, Inc.

Fourth Quarter 2007

Boston Properties Office Value-Added Fund, L.P.

On October 25, 2004, the Company formed Boston Properties Office Value-Added Fund, L.P. (the “Value-Added Fund”), a strategic partnership with third parties, to pursue the acquisition of value-added investments in non-core office assets within the Company’s existing markets. The Value-Added Fund had total equity commitments of $140 million. The investment period expired on October 25, 2006. The Company receives asset management, property management, leasing and redevelopment fees and, if certain return thresholds are achieved, will be entitled to an additional promoted interest.

On January 7, 2008, the Company transferred the Mountain View properties to its Value-Added Fund. In connection with the transfer of the Research Park and Technology Park properties to the Value-Added Fund, the Company and its partners agreed to certain modifications to the Value-Added Fund’s original terms, including bifurcating the Value-Added Fund’s promote structure such that Research Park and Technology Park will be accounted for separately from the non-Mountain View properties currently owned by the Value-Added Fund (i.e., Circle Star and 300 Billerica Road). As a result of the modifications, the Company’s interest in the Mountain View properties is approximately 39.5% and its interest in the non-Mountain View properties is 25%. The Company does not expect that the Value-Added Fund will make any future investments in new properties. The investments held by the Value-Added Fund are not included in the Company’s portfolio information tables or any other portfolio level statistics and therefore are presented below.

Property Information

Property Name	Number of Buildings	Square Feet	Leased %	Annual Revenue per leased SF	Mortgage Notes Payable (1)
300 Billerica Road, Chelmsford, MA	1	110,882	100.0%	7.56	1,875	(2)
Circle Star, San Carlos, CA	2	205,994	87.8%	51.35	10,500	(3)
Mountain View Research Park, Mountain View, CA	16	600,989	66.4%	24.60	—	(4)
Mountain View Technology Park, Mountain View, CA	7	135,279	100.0%	21.60	—	(4)

Total	26	1,053,144	78.4%	$27.68	$12,375

Results of Operations

(unaudited and in thousands)

for the three months ended December 31, 2007

Value-Added Fund
REVENUE
Total revenue (5)	$2,033

EXPENSES
Operating	835

SUBTOTAL	1,198
Interest	816
Depreciation and amortization	761

SUBTOTAL	1,577
Gains on sale of real estate	—
Loss from early extinguishment of debt	—

NET INCOME	$(379)

Company’s share of net income	$(171)
Company’s share of depreciation & amortization	190

Company’s share of Funds from Operations (FFO)	$19

The Company’s Equity in the Value-Added Fund	$4,841

(1)	Represents the Company’s share.
(2)	The mortgage bears interest at a fixed rate of 5.69% and matures on January 1, 2016.
(3)	The mortgage bears interest at a fixed rate of 6.57% and matures on September 1, 2013.
(4)	On January 7, 2008, the Company transferred the Mountain View properties to the Value-Added Fund. For the three months ended December 31, 2007, the financial results of these properties are included in the Company’s consolidated financial results, but not included in any portfolio information tables or any other portfolio level statistics.
(5)	The net impact of the straight-line rent adjustment and fair value lease revenue (SFAS 141) increased (decreased) revenue by approximately $12 and ($749), respectively for the three months ended December 31, 2007.

Boston Properties, Inc.

Fourth Quarter 2007

PORTFOLIO OVERVIEW

Rentable Square Footage and Percentage of Consolidated Net Operating Income of In-Service Properties by Location and Type of Property for the Quarter Ended December 31, 2007 (1) (2)

Geographic Area	Square Feet Office (3)		% of NOI Office (4)	Square Feet Office/ Technical	% of NOI Office/ Technical (4)	Square Feet Total (3)		Squareq Feet % of Total	% of NOI Hotel (4)	% of NOI Total (4)
Greater Boston	7,979,560		24.4%	834,063	2.1%	8,813,623		29.8%	1.8%	28.3%
Greater Washington	7,160,411	(5)	19.5%	827,325	1.3%	7,987,736	(5)	27.0%	—	20.8%
Greater San Francisco	4,964,642		14.2%	—	—	4,964,642		16.8%	—	14.2%
Midtown Manhattan	5,526,072		32.9%	—	—	5,526,072		18.7%	—	32.9%
Princeton/East Brunswick, NJ	2,323,636		3.9%	—	—	2,323,636		7.8%	—	3.8%

	27,954,321		94.8%	1,661,388	3.4%	29,615,709		100.0%	1.8%	100.0%

% of Total	94.4%			5.6%		100.0%

Percentage of Net Operating Income of In-Service Properties by Location and Type of Property (2) (4)

Geographic Area	CBD	Suburban	Total
Greater Boston	21.5%	6.9%	28.4%
Greater Washington	8.4%	12.4%	20.8%
Greater San Francisco	11.0%	3.1%	14.1%
Midtown Manhattan	32.9%	—	32.9%
Princeton/East Brunswick, NJ	—	3.8%	3.8%

Total	73.8%	26.2%	100.0%

Hotel Properties

Hotel Properties	Number of Rooms	Square Feet
Cambridge Center Marriott, Cambridge, MA	431	330,400

Total Hotel Properties	431	330,400

Structured Parking

	Number of Spaces	Square Feet
Total Structured Parking	32,054	9,931,853

(1)	For disclosures relating to our definition of In-Service Properties, see page 51.
(2)	Net Operating Income is a non-GAAP financial measure. For a quantitative reconciliation of consolidated NOI to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI see page 51. NOI from unconsolidated joint ventures has been excluded from consolidated NOI.
(3)	Includes approximately 1,400,000 square feet of retail space.
(4)	The calculation for percentage of Net Operating Income excludes termination income.
(5)	Includes 586,887 square feet at Metropolitan Square which is 51% owned by Boston Properties, 401,279 square feet at Market Square North which is 50% owned by Boston Properties and 539,229 square feet at 901 New York Avenue which is 25% owned by Boston Properties.

Boston Properties, Inc.

Fourth Quarter 2007

In-Service Property Listing
as of December 31, 2007
			Number of Buildings			Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
		Sub Market		Square Feet	Leased %
Greater Boston
Office
	800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,190,403	97.9%	$38.22	Y	CBD
	111 Huntington Avenue -The Prudential Center	CBD Boston MA	1	859,053	99.0%	59.87	N	CBD
	101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	505,939	100.0%	37.13	Y	CBD
	The Shops at the Prudential Center	CBD Boston MA	1	502,430	97.5%	70.50	Y (1)	CBD
	Shaws Supermarket at the Prudential Center	CBD Boston MA	1	57,235	100.0%	52.56	N	CBD
	One Cambridge Center	East Cambridge MA	1	215,385	98.4%	36.52	N	CBD
	Three Cambridge Center	East Cambridge MA	1	108,152	100.0%	27.90	N	CBD
(2)	Four Cambridge Center	East Cambridge MA	1	198,295	94.6%	39.49	N	CBD
(2)	Five Cambridge Center	East Cambridge MA	1	240,480	99.3%	40.41	N	CBD
	Eight Cambridge Center	East Cambridge MA	1	177,226	100.0%	35.58	Y	CBD
	Ten Cambridge Center	East Cambridge MA	1	152,664	100.0%	40.31	Y	CBD
	Eleven Cambridge Center	East Cambridge MA	1	79,616	100.0%	44.11	N	CBD
	University Place	Mid-Cambridge MA	1	195,282	100.0%	37.65	Y	CBD
	Reservoir Place	Route 128 Mass Turnpike MA	1	527,001	87.6%	28.81	Y	S
	Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%	28.98	N	S
	140 Kendrick Street	Route 128 Mass Turnpike MA	3	380,987	100.0%	28.97	Y	S
	230 CityPoint (formerly Prospect Place)	Route 128 Mass Turnpike MA	1	297,695	81.4%	30.79	N	S
	Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	73.8%	23.22	N	S
	195 West Street	Route 128 Mass Turnpike MA	1	63,500	100.0%	55.43	N	S
	200 West Street	Route 128 Mass Turnpike MA	1	248,311	100.0%	34.66	N	S
	Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	306,789	98.1%	35.03	N	S
	10 & 20 Burlington Mall Road	Route 128 Northwest MA	2	153,280	92.9%	22.81	Y	S
	Bedford Business Park	Route 128 Northwest MA	1	92,207	28.9%	22.52	Y	S
	32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%	30.95	N	S
	91 Hartwell Avenue	Route 128 Northwest MA	1	121,425	100.0%	23.47	Y	S
	92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%	24.65	N	S
	100 Hayden Avenue	Route 128 Northwest MA	1	55,924	0.0%	—	N	S
	33 Hayden Avenue	Route 128 Northwest MA	1	80,128	100.0%	30.74	N	S
	Lexington Office Park	Route 128 Northwest MA	2	166,689	99.5%	24.86	N	S
	191 Spring Street	Route 128 Northwest MA	1	158,900	100.0%	31.27	N	S
	181 Spring Street	Route 128 Northwest MA	1	55,793	100.0%	33.18	N	S
	201 Spring Street	Route 128 Northwest MA	1	106,300	100.0%	29.36	N	S
	40 Shattuck Road	Route 128 Northwest MA	1	120,000	95.6%	27.21	N	S
	Quorum Office Park	Route 128 Northwest MA	2	259,918	100.0%	23.52	N	S

			41	7,979,560	95.5%	$38.99

Office/Technical
	Seven Cambridge Center	East Cambridge MA	1	231,028	100.0%	69.91	N	CBD
	Fourteen Cambridge Center	East Cambridge MA	1	67,362	100.0%	24.53	N	CBD
(2)	103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	21.28	N	S
	Bedford Business Park	Route 128 Northwest MA	2	379,057	62.7%	18.62	Y	S
	17 Hartwell Avenue	Route 128 Northwest MA	1	30,000	100.0%	15.25	N	S
	164 Lexington Road	Route 128 Northwest MA	1	64,140	0.0%	—	N	S

			7	834,063	72.3%	$38.93

		Total Greater Boston:	48	8,813,623	93.3%	$38.99

Boston Properties, Inc.

Fourth Quarter 2007

In-Service Property Listing (continued)
as of December 31, 2007
			Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
		Sub Market
Greater Washington, DC
Office
	Capital Gallery	Southwest Washington DC	1	617,662	94.1%	$42.25	N	CBD
	500 E Street, S. W.	Southwest Washington DC	1	248,336	100.0%	43.50	N	CBD
	Metropolitan Square (51% ownership)	East End Washington DC	1	586,887	100.0%	47.11	Y	CBD
	1301 New York Avenue	East End Washington DC	1	188,358	100.0%	31.04	Y	CBD
	Market Square North (50% ownership)	East End Washington DC	1	401,279	100.0%	54.16	Y	CBD
	901 New York Avenue (25% ownership)	CBD Washington DC	1	539,229	99.4%	54.00	Y	CBD
	1333 New Hampshire Avenue	CBD Washington DC	1	315,371	100.0%	46.54	N	CBD
	1330 Connecticut Avenue	CBD Washington DC	1	252,136	100.0%	52.05	Y	CBD
	Sumner Square	CBD Washington DC	1	208,665	99.8%	43.23	Y	CBD
	Montvale Center	Montgomery County MD	1	122,866	81.8%	25.64	Y	S
	2600 Tower Oaks Boulevard	Montgomery County MD	1	178,887	100.0%	39.92	N	S
(2)	Kingstowne One	Fairfax County VA	1	150,838	100.0%	33.09	Y	S
(2)	Kingstowne Two	Fairfax County VA	1	156,251	98.2%	32.27	Y	S
(2)	Kingstowne Retail	Fairfax County VA	1	88,288	94.3%	29.22	Y	S
	One Freedom Square	Fairfax County VA	1	414,207	100.0%	38.22	Y	S
	Two Freedom Square	Fairfax County VA	1	421,676	100.0%	40.58	N	S
	One Reston Overlook	Fairfax County VA	1	312,685	100.0%	27.37	N	S
	Two Reston Overlook	Fairfax County VA	1	134,615	100.0%	29.50	N	S
	One and Two Discovery Square	Fairfax County VA	2	366,990	100.0%	42.49	N	S
	New Dominion Technology Park - Building One	Fairfax County VA	1	235,201	100.0%	32.09	Y	S
	New Dominion Technology Park - Building Two	Fairfax County VA	1	257,400	100.0%	37.46	Y	S
	Reston Corporate Center	Fairfax County VA	2	261,046	100.0%	32.01	Y	S
	12290 Sunrise Valley	Fairfax County VA	1	182,424	100.0%	34.99	N	S
	12300 Sunrise Valley	Fairfax County VA	1	255,244	100.0%	33.75	N	S
	12310 Sunrise Valley	Fairfax County VA	1	263,870	100.0%	33.92	N	S

			27	7,160,411	99.0%	$40.76

Office/Technical
(2)	6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	12.36	N	S
(2)	6605 Springfield Center Drive	Fairfax County VA	1	71,000	100.0%	5.07	N	S
	7435 Boston Boulevard	Fairfax County VA	1	103,557	100.0%	19.00	N	S
	7451 Boston Boulevard	Fairfax County VA	1	47,001	100.0%	21.90	N	S
	7450 Boston Boulevard	Fairfax County VA	1	62,402	100.0%	19.59	N	S
	7374 Boston Boulevard	Fairfax County VA	1	57,321	100.0%	16.17	N	S
	8000 Grainger Court	Fairfax County VA	1	88,775	100.0%	17.63	N	S
	7500 Boston Boulevard	Fairfax County VA	1	79,971	100.0%	15.02	N	S
	7501 Boston Boulevard	Fairfax County VA	1	75,756	100.0%	28.89	N	S
	7601 Boston Boulevard	Fairfax County VA	1	103,750	100.0%	14.35	N	S
	7375 Boston Boulevard	Fairfax County VA	1	26,865	100.0%	19.90	N	S
	8000 Corporate Court	Fairfax County VA	1	52,539	100.0%	16.79	N	S
	7300 Boston Boulevard	Fairfax County VA	1	32,000	100.0%	25.35	N	S

			13	827,325	100.0%	$17.53

		Total Greater Washington:	40	7,987,736	99.1%	$38.33

Boston Properties, Inc.

Fourth Quarter 2007

In-Service Property Listing (continued)
as of December 31, 2007
		Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)
	Sub Market
Midtown Manhattan
Office
599 Lexington Avenue	Park Avenue NY	1	1,028,137	97.6%	$73.56	Y	CBD
Citigroup Center	Park Avenue NY	1	1,561,486	99.9%	71.78	Y	CBD
399 Park Avenue	Park Avenue NY	1	1,697,662	100.0%	83.30	N	CBD
Times Square Tower	Times Square NY	1	1,238,787	100.0%	64.89	N	CBD

	Total Midtown Manhattan:	4	5,526,072	99.5%	$74.11

Princeton/East Brunswick, NJ
Office
101 Carnegie Center	Princeton NJ	1	123,659	100.0%	$27.34	N	S
104 Carnegie Center	Princeton NJ	1	102,827	91.0%	33.10	N	S
105 Carnegie Center	Princeton NJ	1	70,029	46.9%	23.93	N	S
201 Carnegie Center	Princeton NJ	—	6,500	100.0%	28.39	N	S
202 Carnegie Center	Princeton NJ	1	130,582	83.2%	30.79	Y	S
206 Carnegie Center	Princeton NJ	1	161,763	100.0%	30.66	Y	S
210 Carnegie Center	Princeton NJ	1	161,776	89.4%	33.02	N	S
211 Carnegie Center	Princeton NJ	1	47,025	100.0%	30.59	N	S
212 Carnegie Center	Princeton NJ	1	149,398	97.3%	35.79	N	S
214 Carnegie Center	Princeton NJ	1	150,774	78.0%	31.36	Y	S
302 Carnegie Center	Princeton NJ	1	64,726	85.4%	35.68	N	S
502 Carnegie Center	Princeton NJ	1	116,855	94.7%	34.65	N	S
504 Carnegie Center	Princeton NJ	1	121,990	100.0%	32.81	N	S
506 Carnegie Center	Princeton NJ	1	136,213	100.0%	33.79	N	S
508 Carnegie Center	Princeton NJ	1	132,653	81.5%	36.18	N	S
510 Carnegie Center	Princeton NJ	1	234,160	100.0%	26.30	N	S
One Tower Center	East Brunswick NJ	1	412,706	45.4%	36.47	N	S

	Total Princeton/East Brunswick, NJ:	16	2,323,636	83.3%	$32.12

Greater San Francisco
Office
Embarcadero Center One	CBD San Francisco CA	1	826,901	87.1%	$47.12	Y	CBD
Embarcadero Center Two	CBD San Francisco CA	1	778,737	82.0%	48.67	Y	CBD
Embarcadero Center Three	CBD San Francisco CA	1	768,124	93.2%	41.46	N	CBD
Embarcadero Center Four	CBD San Francisco CA	1	936,477	93.5%	60.47	N	CBD
611 Gateway	South San Francisco CA	1	256,302	100.0%	33.32	N	S
601 and 651 Gateway	South San Francisco CA	2	506,028	99.0%	29.45	N	S
(2) North First Business Park	San Jose, CA	5	190,636	66.3%	22.37	N	S
303 Almaden	San Jose, CA	1	157,537	93.3%	$31.94	N	CBD
3200 Zanker Road	San Jose, CA	4	543,900	100.0%	$14.10	N	S

	Total Greater San Francisco:	17	4,964,642	91.1%	$41.05

	Total In-Service Properties:	125	29,615,709	94.9%	$45.57

(1)	93,181 square feet of space is unencumbered.
(2)	Not included in Same Property analysis.

Boston Properties, Inc.

Fourth Quarter 2007

TOP 20 TENANTS LISTING AND PORTFOLIO TENANT DIVERSIFICATION

TOP 20 TENANTS BY SQUARE FEET LEASED

	Tenant	Sq. Ft.		% of Portfolio
1	US Government	1,657,173	(1)	5.60%
2	Lockheed Martin	1,292,429		4.37%
3	Citibank NA	1,061,701		3.59%
4	Genentech	553,799		1.87%
5	Gillette	484,051		1.63%
6	Kirkland & Ellis	473,161	(2)	1.60%
7	Shearman & Sterling	472,808		1.60%
8	Lehman Brothers	436,723		1.48%
9	Parametric Technology	380,987		1.29%
10	Accenture	378,867		1.28%
11	Finnegan Henderson Farabow	349,146	(3)	1.18%
12	Ann Taylor	338,942		1.14%
13	Washington Group International	332,815		1.12%
14	O’Melveny & Myers	332,467		1.12%
15	Northrop Grumman	327,677		1.11%
16	Biogen Idec	317,904		1.07%
17	MIT	301,591		1.02%
18	Bingham McCutchen	291,415		0.98%
19	Akin Gump Strauss Hauer & Feld	290,132		0.98%
20	Bain Capital	270,789		0.91%

	Total % of Portfolio Square Feet			34.94%
	Total % of Portfolio Revenue			37.73%

Notable Signed Deals (4)

Tenant	Property		Sq. Ft.
Ropes & Gray LLP	Prudential Tower	(4)	413,000
Akamai Technology	Four & Eight Cambridge Center	(5)	230,678
O’Melveney & Meyers	Embarcadero Center Two	(5)	185,909
Gibson and Dunn	250 W 55th Street	(5)	221,510

(1)	Includes 96,666 square feet of space in properties in which Boston Properties has a 51% and 50% interest.
(2)	Includes 218,134 square feet of space in a property in which Boston Properties has a 51% interest.
(3)	Includes 251,941 square feet of space in a property in which Boston Properties has a 25% interest.
(4)	The space is currently occupied by Gillette.
(5)	Represents leases signed with occupancy commencing in the future.

TENANT DIVERSIFICATION (GROSS RENT) *

*	The classification of the Company’s tenants is based on the U.S. Government’s North American Industry Classification System (NAICS), which has replaced the Standard Industrial Classification (SIC) system.

Boston Properties, Inc.

Fourth Quarter 2007

IN-SERVICE OFFICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2008	1,386,694	$55,838,385	$40.27	$56,556,388	$40.79	5.21%
2009	2,148,937	82,510,728	38.40	84,184,835	39.18	8.07%
2010	2,458,669	90,003,094	36.61	93,166,268	37.89	9.24%
2011	2,791,913	124,287,022	44.52	128,660,133	46.08	10.49%
2012	2,439,912	105,767,240	43.35	110,563,587	45.31	9.17%
2013	767,250	30,861,130	40.22	36,804,914	47.97	2.88%
2014	2,140,966	77,961,919	36.41	84,969,591	39.69	8.04%
2015	1,352,701	53,205,843	39.33	60,752,956	44.91	5.08%
2016	2,337,673	132,803,812	56.81	144,945,449	62.00	8.78%
2017	2,440,229	152,164,908	62.36	166,377,481	68.18	9.17%
Thereafter	4,839,346	247,678,811	51.18	303,769,429	62.77	18.18%

Occupancy By Location*

	CBD		Suburban		Total
Location	31-Dec-07	31-Dec-06	31-Dec-07	31-Dec-06	31-Dec-07	31-Dec-06
Midtown Manhattan	99.5%	99.9%	n/a	n/a	99.5%	99.9%
Greater Boston	98.6%	93.2%	91.5%	90.7%	95.5%	92.1%
Greater Washington	98.8%	98.4%	99.2%	97.2%	99.0%	97.7%
Greater San Francisco	89.3%	87.7%	95.4%	96.9%	91.1%	90.2%
Princeton/East Brunswick, NJ	n/a	n/a	83.3%	87.9%	83.3%	87.9%

Total Portfolio	97.0%	95.6%	92.9%	93.3%	95.4%	94.7%

*	Includes approximately 1,400,000 square feet of retail space.

Boston Properties, Inc.

Fourth Quarter 2007

IN-SERVICE OFFICE/TECHNICAL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2008	184,079	$2,563,770	$13.93	$2,398,166	$13.03	11.08%
2009	69,581	1,480,674	21.28	1,506,287	21.65	4.19%
2010	183,376	3,100,099	16.91	3,284,809	17.91	11.04%
2011	57,321	926,736	16.17	926,736	16.17	3.45%
2012	132,820	2,888,917	21.75	2,911,635	21.92	7.99%
2013	—	—	—	—	—	0.00%
2014	247,668	4,147,699	16.75	4,520,271	18.25	14.91%
2015	—	—	—	—	—	0.00%
2016	225,532	15,852,635	70.29	16,152,592	71.62	13.57%
2017	75,756	2,188,701	28.89	2,188,701	28.89	4.56%
Thereafter	237,776	3,478,425	14.63	3,797,313	15.97	14.31%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-07	31-Dec-06	31-Dec-07	31-Dec-06	31-Dec-07	31-Dec-06
Midtown Manhattan	n/a	n/a	n/a	n/a	n/a	n/a
Greater Boston	100.0%	100.0%	56.8%	46.9%	72.3%	67.3%
Greater Washington	n/a	n/a	100.0%	100.0%	100.0%	100.0%
Greater San Francisco	n/a	n/a	n/a	n/a	n/a	n/a
Princeton/East Brunswick, NJ	n/a	n/a	n/a	n/a	n/a	n/a

Total Portfolio	100.0%	100.0%	83.0%	81.0%	86.1%	84.5%

Boston Properties, Inc.

Fourth Quarter 2007

IN-SERVICE RETAIL PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.		Annualized Revenues Under Expiring Leases with future step - ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.		Percentage of Total Square Feet
2008	68,118	$4,631,475	$67.99	(1)	$4,472,067	$65.65	(1)	5.08%
2009	67,307	4,669,030	69.37	(2)	4,434,574	65.89	(2)	5.02%
2010	92,189	3,449,640	37.42		3,521,399	38.20		6.88%
2011	64,856	4,445,884	68.55		4,705,818	72.56		4.84%
2012	117,463	6,438,637	54.81		6,764,801	57.59		8.76%
2013	55,636	4,726,592	84.96		4,995,190	89.78		4.15%
2014	49,237	4,518,191	91.76		4,967,179	100.88		3.67%
2015	99,278	8,763,069	88.27		9,231,898	92.99		7.40%
2016	94,387	6,493,760	68.80		7,203,191	76.32		7.04%
2017	118,143	8,121,069	68.74		8,253,464	69.86		8.81%
Thereafter	514,198	24,817,156	48.26		30,481,870	59.28		38.35%

(1)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $48.89 and $48.93 in 2008.
(2)	Excluding kiosks with one square foot at the Prudential Center, current and future expiring rents would be $56.27 and $56.44 in 2009.

Boston Properties, Inc.

Fourth Quarter 2007

GRAND TOTAL OF ALL

IN-SERVICE PROPERTIES

Lease Expirations

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Current Annualized Revenues Under Expiring Leases p.s.f.	Annualized Revenues Under Expiring Leases with future step-ups	Annualized Revenues Under Expiring Leases with future step-ups - p.s.f.	Percentage of Total Square Feet
2008	1,638,891	$63,033,630	$38.46	$63,426,621	$38.70	5.5%
2009	2,285,825	88,660,432	38.79	90,125,697	39.43	7.7%
2010	2,734,234	96,552,833	35.31	99,972,476	36.56	9.2%
2011	2,914,090	129,659,642	44.49	134,292,687	46.08	9.8%
2012	2,690,195	115,094,794	42.78	120,240,023	44.70	9.1%
2013	822,886	35,587,722	43.25	41,800,104	50.80	2.8%
2014	2,437,871	86,627,809	35.53	94,457,041	38.75	8.2%
2015	1,451,979	61,968,912	42.68	69,984,854	48.20	4.9%
2016	2,657,592	155,150,207	58.38	168,301,232	63.33	9.0%
2017	2,634,128	162,474,678	61.68	176,819,646	67.13	8.9%
Thereafter	5,591,320	275,974,392	49.36	338,048,611	60.46	18.9%

Occupancy By Location

	CBD		Suburban		Total
Location	31-Dec-07	31-Dec-06	31-Dec-07	31-Dec-06	31-Dec-07	31-Dec-06
Midtown Manhattan	99.5%	99.9%	n/a	n/a	99.5%	99.9%
Greater Boston	98.7%	93.6%	86.9%	85.7%	93.3%	89.9%
Greater Washington	98.8%	98.4%	99.3%	97.7%	99.1%	98.0%
Greater San Francisco	89.3%	87.7%	95.4%	96.9%	91.1%	90.2%
Princeton/East Brunswick, NJ	n/a	n/a	83.3%	87.9%	83.3%	87.9%

Total Portfolio	97.1%	95.7%	91.8%	92.0%	94.9%	94.2%

Boston Properties, Inc.

Fourth Quarter 2007

IN-SERVICE GREATER BOSTON PROPERTIES

Lease Expirations—Greater Boston

	OFFICE						OFFICE/TECHNICAL

Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	672,566	$21,169,376	$31.48	$21,847,282	$32.48		—	$—	$—	$—	$—
2009	847,092	28,669,034	33.84	29,819,992	35.20		—	—	—	—	—
2010	539,584	16,752,291	31.05	17,433,387	32.31		36,528	777,309	21.28	905,157	24.78
2011	1,227,702	52,599,655	42.84	54,492,417	44.39		—	—	—	—	—
2012	1,110,414	42,306,165	38.10	43,975,837	39.60		67,362	1,652,582	24.53	1,652,582	24.53
2013	289,756	11,527,702	39.78	12,946,899	44.68		—	—	—	—	—
2014	573,540	23,000,107	40.10	24,158,858	42.12		30,000	457,500	15.25	457,500	15.25
2015	246,454	9,338,395	37.89	10,208,721	41.42		—	—	—	—	—
2016	215,172	6,781,468	31.52	7,328,996	34.06		225,532	15,852,635	70.29	16,152,592	71.62
2017	194,775	6,131,185	31.48	7,348,572	37.73		—	—	—	—	—
Thereafter	895,489	35,119,027	39.22	42,434,269	47.39		237,776	3,478,425	14.63	3,797,313	15.97

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	242	$1,296,807	$5,358.71	$1,132,503	$4,679.76	(1)	672,808	$22,466,183	$33.39	$22,979,785	$34.16
2009	13,935	2,442,842	175.30	2,196,650	157.64	(2)	861,027	31,111,876	36.13	32,016,642	37.18
2010	43,554	1,098,326	25.22	1,106,898	25.41		619,666	18,627,925	30.06	19,445,442	31.38
2011	12,048	1,229,256	102.03	1,385,706	115.02		1,239,750	53,828,910	43.42	55,878,123	45.07
2012	63,676	2,697,991	42.37	2,719,976	42.72		1,241,452	46,656,738	37.58	48,348,395	38.95
2013	28,459	3,216,413	113.02	3,316,575	116.54		318,215	14,744,115	46.33	16,263,474	51.11
2014	19,902	2,224,480	111.77	2,369,115	119.04		623,442	25,682,087	41.19	26,985,473	43.28
2015	43,651	6,139,518	140.65	6,342,159	145.29		290,105	15,477,913	53.35	16,550,881	57.05
2016	14,617	1,645,616	112.58	1,782,354	121.94		455,321	24,279,718	53.32	25,263,942	55.49
2017	57,809	4,570,780	79.07	4,375,304	75.69		252,584	10,701,965	42.37	11,723,875	46.42
Thereafter	364,685	13,585,207	37.25	15,380,319	42.17		1,497,950	52,182,659	34.84	61,611,902	41.13

(1)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $51.44 and $51.44 in 2008.
(2)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $112.08 and $112.08 in 2009.

Boston Properties, Inc.

Fourth Quarter 2007

IN-SERVICE GREATER BOSTON PROPERTIES

Quarterly Lease Expirations—Greater Boston

	OFFICE						OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	160,969	$4,712,270	$29.27	$4,712,270	$29.27		—	$—	$—	$—	$—
Q2 2008	233,279	7,455,632	31.96	7,455,632	31.96		—	—	—	—	—
Q3 2008	171,269	5,034,960	29.40	5,701,961	33.29		—	—	—	—	—
Q4 2008	107,049	3,966,515	37.05	3,977,420	37.16		—	—	—	—	—

Total 2008	672,566	$21,169,376	$31.48	$21,847,282	$32.48		—	—	—	—	—

Q1 2009	61,120	$1,884,389	$30.83	$1,911,814	$31.28		—	$—	$—	$—	$—
Q2 2009	240,020	7,699,056	32.08	8,131,160	33.88		—	—	—	—	—
Q3 2009	211,437	6,437,227	30.45	6,538,583	30.92		—	—	—	—	—
Q4 2009	334,515	12,648,362	37.81	13,238,434	39.58		—	—	—	—	—

Total 2009	847,092	$28,669,034	$33.84	$29,819,992	$35.20		—	—	—	—	—

	Retail						Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	1	$96,000	$96,000.00	$96,000	$96,000.00		160,970	$4,808,270	$29.87	$4,808,270	$29.87
Q2 2008	5	360,996	72,199.20	283,788	56,757.60		233,284	7,816,628	33.51	7,739,420	33.18
Q3 2008	7	512,000	73,142.85	422,900	60,414.27		171,276	5,546,960	32.39	6,124,861	35.76
Q4 2008	229	327,811	1,431.49	329,815	1,440.24		107,278	4,294,326	40.03	4,307,235	40.15

Total 2008	242	1,296,807	$5,358.71	$1,132,503	$4,679.76	(1)	672,808	$22,466,183	$33.39	$22,979,785	$34.16

Q1 2009	10,739	$1,665,424.68	$155.08	1,524,425	$141.95		71,859	$3,549,814	$49.40	$3,436,239	$47.82
Q2 2009	4	241,404	60,351.00	157,404	39,351.00		240,024	7,940,460	33.08	8,288,564	34.53
Q3 2009	2,969	424,017	142.81	398,817	134.33		214,406	6,861,244	32.00	6,937,401	32.36
Q4 2009	223	111,996	502.22	116,004	520.20		334,738	12,760,358	38.12	13,354,438	39.90

Total 2009	13,935	$2,442,842	$175.30	$2,196,650	$157.64	(2)	861,027	$31,111,876	$36.13	$32,016,642	$37.18

(1)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $51.44 and $51.44 in 2008.
(2)	Excluding kiosks with one square feet at the Prudential Center, current and future expiring rents would be $112.08 and $112.08 in 2008.

Boston Properties, Inc.

Fourth Quarter 2007

IN-SERVICE GREATER WASHINGTON PROPERTIES

Lease Expirations—Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	92,506	$3,576,062	$38.66	$3,585,159	$38.76	184,079	$2,563,770	$13.93	$2,398,166	$13.03
2009	742,568	27,278,376	36.74	27,614,409	37.19	69,581	1,480,674	21.28	1,506,287	21.65
2010	779,903	32,577,182	41.77	33,765,233	43.29	146,848	2,322,790	15.82	2,379,652	16.20
2011	765,820	28,149,692	36.76	30,180,907	39.41	57,321	926,736	16.17	926,736	16.17
2012	863,944	34,127,736	39.50	36,309,755	42.03	65,458	1,236,335	18.89	1,259,053	19.23
2013	91,685	2,955,803	32.24	3,231,862	35.25	—	—	—	—	—
2014	447,657	16,434,769	36.71	18,857,342	42.12	217,668	3,690,199	16.95	4,062,771	18.66
2015	549,711	23,720,577	43.15	27,591,620	50.19	—	—	—	—	—
2016	187,575	6,438,155	34.32	8,130,999	43.35	—	—	—	—	—
2017	780,129	39,321,223	50.40	44,337,184	56.83	75,756	2,188,701	28.89	2,188,701	28.89
Thereafter	1,509,507	64,795,544	42.92	82,257,990	54.49	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	18,152	$819,587	$45.15	$819,587	$45.15	294,737	$6,959,418	$23.61	$6,802,912	$23.08
2009	22,687	802,837	35.39	813,595	35.86	834,836	29,561,886	35.41	29,934,291	35.86
2010	13,587	608,922	44.82	638,822	47.02	940,338	35,508,895	37.76	36,783,707	39.12
2011	18,533	855,614	46.17	872,954	47.10	841,674	29,932,041	35.56	31,980,596	38.00
2012	12,736	510,864	40.11	544,463	42.75	942,138	35,874,935	38.08	38,113,271	40.45
2013	13,377	663,389	49.59	750,243	56.08	105,062	3,619,191	34.45	3,982,105	37.90
2014	9,602	454,885	47.37	511,245	53.24	674,927	20,579,853	30.49	23,431,357	34.72
2015	24,704	1,077,270	43.61	1,176,113	47.61	574,415	24,797,847	43.17	28,767,732	50.08
2016	20,512	1,000,046	48.75	1,125,978	54.89	208,087	7,438,201	35.75	9,256,976	44.49
2017	21,596	824,101	38.16	929,048	43.02	877,481	42,334,026	48.24	47,454,933	54.08
Thereafter	86,575	2,460,519	28.42	3,415,523	39.45	1,596,082	67,256,063	42.14	85,673,513	53.68

Boston Properties, Inc.

Fourth Quarter 2007

IN-SERVICE GREATER WASHINGTON PROPERTIES

Quarterly Lease Expirations—Greater Washington

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	7,950	$291,371	$36.65	$291,371	$36.65	87,251	$800,909	$9.18	$620,909	$7.12
Q2 2008	54,321	2,123,621	39.09	2,123,621	39.09	23,439	407,287	17.38	407,287	17.38
Q3 2008	11,908	537,674	45.15	537,674	45.15	26,388	326,280	12.36	326,280	12.36
Q4 2008	18,327	623,396	34.02	632,493	34.51	47,001	1,029,294	21.90	1,043,690	22.21

Total 2008	92,506	$3,576,062	$38.66	$3,585,159	$38.76	184,079	$2,563,770	$13.93	$2,398,166	$13.03

Q1 2009	220,462	$7,046,849	$31.96	$7,070,483	$32.07	25,829	$628,488	$24.33	$631,761	$24.46
Q2 2009	58,592	2,336,777	39.88	2,402,735	41.01	—	—	—	—	—
Q3 2009	45,329	1,814,077	40.02	1,868,314	41.22	33,400	620,364	18.57	635,917	19.04
Q4 2009	418,185	16,080,673	38.45	16,272,877	38.91	10,352	231,822	22.39	238,609	23.05

Total 2009	742,568	$27,278,376	$36.74	$27,614,409	$37.19	69,581	$1,480,674	$21.28	$1,506,287	$21.65

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	95,201	$1,092,279	$11.47	$912,279	$9.58
Q2 2008	—	—	—	—	—	77,760	2,530,908	32.55	2,530,908	32.55
Q3 2008	18,152	819,587	45.15	819,587	45.15	56,448	1,683,541	29.82	1,683,541	29.82
Q4 2008	—	—	—	—	—	65,328	1,652,690	25.30	1,676,183	25.66

Total 2008	18,152	$819,587	$45.15	819,587	$45.15	294,737	$6,959,418	$23.61	6,802,912	$23.08

Q1 2009	—	$—	$—	$—	$—	246,291	$7,675,337	$31.16	$7,702,244	$31.27
Q2 2009	—	—	—	—	—	58,592	2,336,777	39.88	2,402,735	41.01
Q3 2009	22,679	802,797	35.40	813,555	35.87	101,408	3,237,237	31.92	3,317,786	32.72
Q4 2009	8	40	5.00	40	5.00	428,545	16,312,535	38.06	16,511,526	38.53

Total 2009	22,687	$802,837	$35.39	$813,595	$35.86	834,836	$29,561,886	$35.41	$29,934,291	$35.86

Boston Properties, Inc.

Fourth Quarter 2007

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Lease Expirations—Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	309,117	$11,952,304	$38.67	$11,983,303	$38.77	—	$—	$—	$—	$—
2009	200,200	8,762,166	43.77	8,842,983	44.17	—	—	—	—	—
2010	747,633	17,464,087	23.36	18,439,362	24.66	—	—	—	—	—
2011	292,797	22,434,095	76.62	22,882,638	78.15	—	—	—	—	—
2012	252,194	12,768,013	50.63	13,211,968	52.39	—	—	—	—	—
2013	161,559	6,969,030	43.14	7,602,316	47.06	—	—	—	—	—
2014	471,350	18,234,681	38.69	19,792,160	41.99	—	—	—	—	—
2015	336,522	11,501,797	34.18	13,385,868	39.78	—	—	—	—	—
2016	918,389	35,928,181	39.12	38,938,552	42.40	—	—	—	—	—
2017	171,279	7,864,094	45.91	8,520,693	49.75	—	—	—	—	—
Thereafter	383,334	18,433,264	48.09	20,970,489	54.71	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	39,616	$1,771,467	$44.72	$1,776,363	$44.84	348,733	$13,723,770	$39.35	$13,759,666	$39.46
2009	30,685	1,423,352	46.39	1,424,329	46.42	230,885	10,185,518	44.12	10,267,312	44.47
2010	35,048	1,742,393	49.71	1,775,679	50.66	782,681	19,206,479	24.54	20,215,041	25.83
2011	19,725	877,653	44.49	901,518	45.70	312,522	23,311,748	74.59	23,784,156	76.10
2012	35,001	2,481,795	70.91	2,624,287	74.98	287,195	15,249,808	53.10	15,836,256	55.14
2013	13,800	846,790	61.36	928,372	67.27	175,359	7,815,820	44.57	8,530,688	48.65
2014	8,365	571,366	68.30	611,616	73.12	479,715	18,806,047	39.20	20,403,776	42.53
2015	30,923	1,546,281	50.00	1,713,626	55.42	367,445	13,048,078	35.51	15,099,494	41.09
2016	7,887	449,718	57.02	498,072	63.15	926,276	36,377,899	39.27	39,436,624	42.58
2017	12,053	535,773	44.45	594,274	49.31	183,332	8,399,867	45.82	9,114,967	49.72
Thereafter	13,331	594,431	44.59	673,902	50.55	396,665	19,027,695	47.97	21,644,390	54.57

Boston Properties, Inc.

Fourth Quarter 2007

IN-SERVICE GREATER SAN FRANCISCO PROPERTIES

Quarterly Lease Expirations—Greater San Francisco

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	172,362	$7,544,901	$43.77	$7,544,901	$43.77	—	$—	$—	$—	$—
Q2 2008	22,181	901,381	40.64	901,381	40.64	—	—	—	—	—
Q3 2008	50,721	1,815,484	35.79	1,818,555	35.85	—	—	—	—	—
Q4 2008	63,853	1,690,537	26.48	1,718,465	26.91	—	—	—	—	—

Total 2008	309,117	$11,952,304	$38.67	$11,983,303	$38.77	—	—	—	—	—

Q1 2009	16,177	$528,626	$32.68	$537,201	$33.21	—	$—	$—	$—	$—
Q2 2009	15,268	451,293	29.56	459,924	30.12	—	—	—	—	—
Q3 2009	72,400	2,726,887	37.66	2,787,505	38.50	—	—	—	—	—
Q4 2009	96,355	5,055,360	52.47	5,058,353	52.50	—	—	—	—	—

Total 2009	200,200	$8,762,166	$43.77	$8,842,983	$44.17	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	10,225	$324,026	$31.69	$324,026	$31.69	182,587	$7,868,927	$43.10	$7,868,927	$43.10
Q2 2008	1,242	131,572	105.94	131,572	105.94	23,423	1,032,954	44.10	1,032,954	44.10
Q3 2008	13,657	759,775	55.63	759,775	55.63	64,378	2,575,258	40.00	2,578,330	40.05
Q4 2008	14,492	556,094	38.37	560,990	38.71	78,345	2,246,631	28.68	2,279,455	29.10

Total 2008	39,616	$1,771,467	$44.72	$1,776,363	$44.84	348,733	$13,723,770	$39.35	$13,759,666	$39.46

Q1 2009	20,994	$740,584	$35.28	$740,584	$35.28	37,171	$1,269,210	$34.15	$1,277,784	34.38
Q2 2009	1,717	178,546	103.99	179,523	104.56	16,985	629,839	37.08	639,447	37.65
Q3 2009	—	—	—	—	—	72,400	2,726,887	37.66	2,787,505	38.50
Q4 2009	7,974	504,222	63.23	504,222	63.23	104,329	5,559,582	53.29	5,562,576	53.32

Total 2009	30,685	1,423,352	46.39	1,424,329	46.42	230,885	$10,185,518	$44.12	$10,267,312	$44.47

Boston Properties, Inc.

Fourth Quarter 2007

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Lease Expirations—Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	251,901	$16,915,753	$67.15	$16,915,753	$67.15	—	$—	$—	$—	$—
2009	138,519	9,886,228	71.37	9,944,221	71.79	—	—	—	—	—
2010	256,544	18,407,179	71.75	18,681,188	72.82	—	—	—	—	—
2011	92,271	6,571,417	71.22	6,869,298	74.45	—	—	—	—	—
2012	164,112	14,961,639	91.17	15,419,348	93.96	—	—	—	—	—
2013	56,636	4,074,278	71.94	7,264,802	128.27	—	—	—	—	—
2014	18,148	1,478,275	81.46	1,650,470	90.95	—	—	—	—	—
2015	65,862	4,288,686	65.12	4,606,491	69.94	—	—	—	—	—
2016	1,016,537	83,656,009	82.30	90,546,903	89.07	—	—	—	—	—
2017	1,213,200	95,907,393	79.05	103,205,647	85.07	—	—	—	—	—
Thereafter	2,051,016	129,330,976	63.06	158,106,681	77.09	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	10,108	$743,614	$73.57	$743,614	$73.57	262,009	$17,659,368	$67.40	$17,659,368	$67.40
2009	—	—	—	—	—	138,519	9,886,228	71.37	9,944,221	71.79
2010	—	—	—	—	—	256,544	18,407,179	71.75	18,681,188	72.82
2011	14,550	1,483,362	101.95	1,545,641	106.23	106,821	8,054,780	75.40	8,414,938	78.78
2012	6,050	747,988	123.63	876,075	144.81	170,162	15,709,627	92.32	16,295,423	95.76
2013	—	—	—	—	—	56,636	4,074,278	71.94	7,264,802	128.27
2014	11,368	1,267,459	111.49	1,475,203	129.77	29,516	2,745,734	93.03	3,125,673	105.90
2015	—	—	—	—	—	65,862	4,288,686	65.12	4,606,491	69.94
2016	51,371	3,398,380	66.15	3,796,787	73.91	1,067,908	87,054,389	81.52	94,343,690	88.34
2017	26,685	2,190,416	82.08	2,354,838	88.25	1,239,885	98,097,808	79.12	105,560,485	85.14
Thereafter	49,607	8,176,999	164.84	11,012,126	221.99	2,100,623	137,507,975	65.46	169,118,807	80.51

Boston Properties, Inc.

Fourth Quarter 2007

IN-SERVICE MIDTOWN MANHATTAN PROPERTIES

Quarterly Lease Expirations—Midtown Manhattan

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
Q2 2008	9,481	596,403	62.91	596,403	62.91	—	—	—	—	—
Q3 2008	64,310	4,455,054	69.27	4,455,054	69.27	—	—	—	—	—
Q4 2008	178,110	11,864,296	66.61	11,864,296	66.61	—	—	—	—	—

Total 2008	251,901	$16,915,753	$67.15	$16,915,753	$67.15	—	$—	$—	$—	$—

Q1 2009	2,109	$123,022	$58.33	$123,022	$58.33	—	$—	$—	—	$—
Q2 2009	58,543	4,491,681	76.72	4,534,252	77.45	—	—	—	—	—
Q3 2009	65,827	4,507,738	68.48	4,513,034	68.56	—	—	—	—	—
Q4 2009	12,040	763,786	63.44	773,913	64.28	—	—	—	—	—

Total 2009	138,519	$9,886,228	$71.37	$9,944,221	$71.79	—	$—	$—	$—	$—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	7,768	$600,000	$77.24	$600,000	$77.24	7,768	$600,000	$77.24	$600,000	$77.24
Q2 2008	350	26,444	75.55	26,444	75.55	9,831	622,847	63.36	622,847	63.36
Q3 2008	—	—	—	—	—	64,310	4,455,054	69.27	4,455,054	69.27
Q4 2008	1,990	117,170	58.88	117,170	58.88	180,100	11,981,467	66.53	11,981,467	66.53

Total 2008	10,108	$743,614	$73.57	$743,614	$73.57	262,009	$17,659,368	$67.40	$17,659,368	$67.40

Q1 2009	—	$—	$—	—	$—	2,109	$123,022	$58.33	123,022	$58.33
Q2 2009	—	—	—	—	—	58,543	4,491,681	76.72	4,534,252	77.45
Q3 2009	—	—	—	—	—	65,827	4,507,738	68.48	4,513,034	68.56
Q4 2009	—	—	—	—	—	12,040	763,786	63.44	773,913	64.28

Total 2009	—	$—	$—	$—	$—	138,519	$9,886,228	$71.37	$9,944,221	$71.79

Boston Properties, Inc.

Fourth Quarter 2007

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Lease Expirations—Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	60,604	$2,224,890	$36.71	$2,224,890	$36.71	—	$—	$—	$—	$—
2009	220,558	7,914,924	35.89	7,963,230	36.10	—	—	—	—	—
2010	135,005	4,802,355	35.57	4,847,098	35.90	—	—	—	—	—
2011	413,323	14,532,163	35.16	14,234,874	34.44	—	—	—	—	—
2012	49,248	1,603,686	32.56	1,646,678	33.44	—	—	—	—	—
2013	167,614	5,334,317	31.83	5,759,034	34.36	—	—	—	—	—
2014	630,271	18,814,087	29.85	20,510,762	32.54	—	—	—	—	—
2015	154,152	4,356,388	28.26	4,960,256	32.18	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	80,846	2,941,013	36.38	2,965,385	36.68	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	—	$—	$—	$—	$—	60,604	$2,224,890	$36.71	$2,224,890	$36.71
2009	—	—	—	—	—	220,558	7,914,924	35.89	7,963,230	36.10
2010	—	—	—	—	—	135,005	4,802,355	35.57	4,847,098	35.90
2011	—	—	—	—	—	413,323	14,532,163	35.16	14,234,874	34.44
2012	—	—	—	—	—	49,248	1,603,686	32.56	1,646,678	33.44
2013	—	—	—	—	—	167,614	5,334,317	31.83	5,759,034	34.36
2014	—	—	—	—	—	630,271	18,814,087	29.85	20,510,762	32.54
2015	—	—	—	—	—	154,152	4,356,388	28.26	4,960,256	32.18
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	80,846	2,941,013	36.38	2,965,385	36.68
Thereafter	—	—	—	—	—	—	—	—	—	—

Boston Properties, Inc.

Fourth Quarter 2007

IN-SERVICE PRINCETON/EAST BRUNSWICK PROPERTIES

Quarterly Lease Expirations—Princeton/East Brunswick

	OFFICE					OFFICE/TECHNICAL
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
Q1 2008	33,507	$1,454,648	$43.41	$1,454,648	$43.41	—	$—	$—	$—	$—
Q2 2008	10,853	240,571	22.17	240,571	22.17	—	—	—	—	—
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	16,244	529,672	32.61	529,672	32.61	—	—	—	—	—

Total 2008	60,604	$2,224,890	$36.71	$2,224,890	$36.71	—	$—	$—	$—	$—

Q1 2009	79,649	$3,076,285	$38.62	$3,076,285	$38.62	—	$—	$—	$—	$—
Q2 2009	11,085	336,248	30.33	340,833	30.75	—	—	—	—	—
Q3 2009	24,797	858,292	34.61	882,763	35.60	—	—	—	—	—
Q4 2009	105,027	3,644,099	34.70	3,663,349	34.88	—	—	—	—	—

Total 2009	220,558	$7,914,924	$35.89	$7,963,230	$36.10	—	$—	$—	$—	$—

	Retail					Total Property Types
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

Q1 2008	—	$—	$—	$—	$—	33,507	$1,454,648	$43.41	$1,454,648	$43.41
Q2 2008	—	—	—	—	—	10,853	240,571	22.17	240,571	22.17
Q3 2008	—	—	—	—	—	—	—	—	—	—
Q4 2008	—	—	—	—	—	16,244	529,672	32.61	529,672	32.61

Total 2008	—	$—	$—	$—	$—	60,604	$2,224,890	$36.71	$2,224,890	$36.71

Q1 2009	—	$—	$—	$—	$—	79,649	$3,076,285	$38.62	$3,076,285	$38.62
Q2 2009	—	—	—	—	—	11,085	336,248	30.33	340,833	30.75
Q3 2009	—	—	—	—	—	24,797	858,292	34.61	882,763	35.60
Q4 2009	—	—	—	—	—	105,027	3,644,099	34.70	3,663,349	34.88

Total 2009	—	$—	$—	$—	$—	220,558	$7,914,924	$35.89	$7,963,230	$36.10

Boston Properties, Inc.

Fourth Quarter 2007

CBD PROPERTIES
Lease Expirations

	Greater Boston							Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot		Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot		Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	184,798	$7,872,968	$42.60	(1)	$8,375,665	$45.32	(1)	39,423	$1,805,680	$45.80	$1,810,533	$45.93
2009	335,013	14,775,584	44.10		15,113,077	45.11		405,246	15,805,992	$39.00	16,062,377	39.64
2010	175,892	6,520,439	37.07		6,581,157	37.42		350,116	17,103,214	$48.85	17,890,006	51.10
2011	782,849	41,655,667	53.21		43,434,841	55.48		140,677	7,406,378	$52.65	7,776,276	55.28
2012	531,889	25,364,258	47.69		25,783,384	48.48		160,015	6,697,997	$41.86	6,790,610	42.44
2013	227,524	12,493,603	54.91		13,639,848	59.95		7,265	341,946	$47.07	387,723	53.37
2014	497,674	22,455,237	45.12		23,472,862	47.17		54,268	2,527,705	$46.58	2,884,924	53.16
2015	275,473	15,145,777	54.98		16,218,744	58.88		337,833	17,638,805	$52.21	20,227,789	59.88
2016	296,421	19,311,445	65.15		20,000,668	67.47		57,782	2,576,497	$44.59	3,085,914	53.41
2017	107,028	6,624,056	61.89		6,674,992	62.37		728,497	37,102,016	$50.93	41,370,761	56.79
Thereafter	1,196,674	45,184,265	37.76		54,897,870	45.88		1,029,245	47,899,565	$46.54	65,713,839	63.85

CBD PROPERTIES
Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	262,009	$17,659,368	$67.40	$17,659,368	$67.40	243,372	$10,384,682	$42.67	$10,389,578	$42.69
2009	138,519	9,886,228	71.37	9,944,221	71.79	159,825	8,058,757	50.42	8,062,422	50.45
2010	256,544	18,407,179	71.75	18,681,188	72.82	194,852	10,656,999	54.69	11,038,171	56.65
2011	106,821	8,054,780	75.40	8,414,938	78.78	290,785	22,756,552	78.26	23,177,553	79.71
2012	170,162	15,709,627	92.32	16,295,423	95.76	265,188	14,554,570	54.88	15,069,313	56.83
2013	56,636	4,074,278	71.94	7,264,802	128.27	165,348	7,521,497	45.49	8,183,913	49.50
2014	29,516	2,745,734	93.03	3,125,673	105.90	223,413	10,265,485	45.95	11,002,039	49.25
2015	65,862	4,288,686	65.12	4,606,491	69.94	145,483	6,257,498	43.01	6,950,429	47.77
2016	1,067,908	87,054,389	81.52	94,343,690	88.34	797,888	33,399,186	41.86	35,806,472	44.88
2017	1,239,885	98,097,808	79.12	105,560,485	85.14	183,332	8,399,867	45.82	9,114,967	49.72
Thereafter	2,100,623	137,507,975	65.46	169,118,807	80.51	396,665	19,027,695	47.97	21,644,390	54.57

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	—	$—	$—	$—	$—	—	$—	$—	$—	$—
2009	—	—	—	—	—	—	—	—	—	—
2010	—	—	—	—	—	—	—	—	—	—
2011	—	—	—	—	—	—	—	—	—	—
2012	—	—	—	—	—	—	—	—	—	—
2013	—	—	—	—	—	—	—	—	—	—
2014	—	—	—	—	—	—	—	—	—	—
2015	—	—	—	—	—	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

(1)	Includes 233 square feet of retail space and kiosks. Excluding this space, current rent on expiring leases is $35.58 and rent on expiring leases with future step-up is $39.20 per square foot in 2008.

Boston Properties, Inc.

Fourth Quarter 2007

SUBURBAN PROPERTIES

Lease Expirations

	Greater Boston					Greater Washington
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	488,010	$14,593,216	$29.90	$14,604,121	$29.93	255,314	$5,153,739	$20.19	$4,992,378	$19.55
2009	526,014	16,336,293	31.06	16,903,565	32.14	429,590	13,755,894	32.02	13,871,914	32.29
2010	443,774	12,107,486	27.28	12,864,285	28.99	590,222	18,405,681	31.18	18,893,701	32.01
2011	456,901	12,173,244	26.64	12,443,282	27.23	700,997	22,525,663	32.13	24,204,320	34.53
2012	709,563	21,292,480	30.01	22,565,011	31.80	782,123	29,176,938	37.30	31,322,661	40.05
2013	90,691	2,250,513	24.82	2,623,626	28.93	97,797	3,277,245	33.51	3,594,382	36.75
2014	125,768	3,226,850	25.66	3,512,611	27.93	620,659	18,052,148	29.09	20,546,433	33.10
2015	14,632	332,136	22.70	332,136	22.70	236,582	7,159,042	30.26	8,539,944	36.10
2016	158,900	4,968,273	31.27	5,263,273	33.12	150,305	4,861,704	32.35	6,171,062	41.06
2017	145,556	4,077,909	28.02	5,048,883	34.69	148,984	5,232,010	35.12	6,084,172	40.84
Thereafter	301,276	6,998,394	23.23	6,714,032	22.29	566,837	19,356,498	34.15	19,959,674	35.21

	New York					San Francisco
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	—	$—	$—	$—	$—	105,361	$3,339,088	$31.69	$3,370,088	$31.99
2009	—	—	—	—	—	71,060	2,126,761	29.93	2,204,890	31.03
2010	—	—	—	—	—	587,829	8,549,480	14.54	9,176,871	15.61
2011	—	—	—	—	—	21,737	555,195	25.54	606,602	27.91
2012	—	—	—	—	—	22,007	695,238	31.59	766,943	34.85
2013	—	—	—	—	—	10,011	294,323	29.40	346,775	34.64
2014	—	—	—	—	—	256,302	8,540,563	33.32	9,401,737	36.68
2015	—	—	—	—	—	221,962	6,790,580	30.59	8,149,065	36.71
2016	—	—	—	—	—	128,388	2,978,714	23.20	3,630,152	28.27
2017	—	—	—	—	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

	Princeton/East Brunswick					Other
Year of Lease Expiration	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot	Rentable Square Footage Subject to Expiring Leases	Current Annualized Revenues Under Expiring Leases	Per Square Foot	Annualized Revenues Under Expiring Leases with future step-ups	Per Square Foot
2008	60,604	$2,224,890	$36.71	$2,224,890	$36.71	—	$—	$—	$—	$—
2009	220,558	7,914,924	35.89	7,963,230	36.10	—	—	—	—	—
2010	135,005	4,802,355	35.57	4,847,098	35.90	—	—	—	—	—
2011	413,323	14,532,163	35.16	14,234,874	34.44	—	—	—	—	—
2012	49,248	1,603,686	32.56	1,646,678	33.44	—	—	—	—	—
2013	167,614	5,334,317	31.83	5,759,034	34.36	—	—	—	—	—
2014	630,271	18,814,087	29.85	20,510,762	32.54	—	—	—	—	—
2015	154,152	4,356,388	28.26	4,960,256	32.18	—	—	—	—	—
2016	—	—	—	—	—	—	—	—	—	—
2017	80,846	2,941,013	36.38	2,965,385	36.68	—	—	—	—	—
Thereafter	—	—	—	—	—	—	—	—	—	—

Boston Properties, Inc.

Fourth Quarter 2007

HOTEL PERFORMANCE

Cambridge Center Marriott

	Fourth Quarter 2007	Fourth Quarter 2006	Percent Change	12 Months Ended 2007	12 Months Ended 2006		Percent Change
Occupancy	78.0%	76.5%	2.0%	80.0%	75.1	%(1)	6.5%
Average Daily Rate	$244.55	$207.82	17.7%	$217.23	$194.52		11.7%
Revenue per available room	$190.69	$159.04	19.9%	$173.80	$146.15		18.9%

(1)	For the nine months ended September 30, 2006, the Cambridge Center Marriott underwent a room renovation project which totaled approximately $5.6 million.

Boston Properties, Inc.

Fourth Quarter 2007

OCCUPANCY ANALYSIS

Same Property Occupancy(1)—By Location

	CBD		Suburban		Total
Location	31-Dec-07	31-Dec-06	31-Dec-07	31-Dec-06	31-Dec-07	31-Dec-06
Greater Boston	98.9%	96.5%	87.3%	85.2%	93.3%	91.1%
Greater Washington	98.8%	98.4%	99.5%	99.7%	99.2%	99.1%
Midtown Manhattan	99.5%	99.9%	n/a	n/a	99.5%	99.9%
Princeton/East Brunswick, NJ	n/a	n/a	83.3%	87.9%	83.3%	87.9%
Greater San Francisco	89.3%	87.7%	99.6%	96.9%	92.1%	90.2%

Total Portfolio	97.1%	96.2%	92.2%	92.1%	95.1%	94.5%

Same Property Occupancy(1)—By Type of Property

	CBD		Suburban		Total
	31-Dec-07	31-Dec-06	31-Dec-07	31-Dec-06	31-Dec-07	31-Dec-06
Total Office Portfolio	97.0%	96.1%	93.2%	93.7%	95.5%	95.2%
Total Office/Technical Portfolio	100.0%	100.0%	82.9%	79.0%	86.3%	83.2%

Total Portfolio	97.1%	96.2%	92.2%	92.1%	95.1%	94.5%

(1)	For disclosures related to our definition of Same Property, see page 51.

Boston Properties, Inc.

Fourth Quarter 2007

SAME PROPERTY PERFORMANCE

Office, Office/Technical and Hotel Properties

	Office	Office/Technical	Hotel (1)		Total
Number of Properties	95	17	1		113
Square feet	26,929,533	1,501,524	330,400		28,761,457
Percent of in-service properties	96.3%	90.4%	100.0%		96.0%
Occupancy @ 12/31/2006	95.2%	83.2%	—		94.5%
Occupancy @ 12/31/2007	95.5%	86.3%	—		95.1%
Percent change from 4th quarter 2007 over 4th quarter 2006 (2):
Rental revenue	6.1%	-2.3%	14.9%		6.2%
Operating expenses and real estate taxes	9.7%	46.4%	11.8%		10.5%
Net Operating Income (3)	4.3%	-12.4%	22.7	%(2)	3.9%
Net Operating Income (3)—without hotels					3.6%

Rental revenue—cash basis	8.1%	-5.2%	14.9%		7.9%
Net Operating Income (3)—cash basis (4)	7.2%	-15.9%	22.7	%(2)	6.4%
Net Operating Income (3)—cash basis(4)—without hotels					6.2%

Same Property Lease Analysis—quarter ended December 31, 2007

		Office	Office/Technical		Total
Vacant space available @ 10/1/2007 (sf)		1,331,145	299,058		1,630,203
Square footage of leases expiring or terminated 10/1/2007-12/31/2007		659,446	—		659,446

Total space for lease (sf)		1,990,591	299,058		2,289,649

New tenants (sf)		502,922	157,776		660,698
Renewals (sf)		222,187	—		222,187

Total space leased (sf)		725,109	157,776		882,885

Space available @ 12/31/2007 (sf)		1,265,482	141,282		1,406,764

Net (increase)/decrease in available space (sf)		65,663	157,776		223,439
2nd generation Average lease term (months)		91	150		102
2nd generation Average free rent (days)		52	156		71
2nd generation TI/Comm PSF		$25.84	$38.40		$28.08
Increase (decrease) in 2nd generation gross rents (4)		-4.61%	0.00%		-4.61%
Increase (decrease) in 2nd generation net rents (4)		-6.75%	0.00%		-6.75%

(1)	Includes revenue and expenses from retail tenants at the hotel properties.
(2)	See page 45 for a quantitative reconciliation of Same Property Net Operating Income (NOI) by reportable segment.
(3)	For a quantitative reconciliation of NOI to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI, see page 51.
(4)	Represents change in rents on a “cash to cash” basis (actual rent at time of expiration vs. initial rent of new lease) and for only 2nd generation space after eliminating any space vacant for more than 12 months. The total footage being weighted is 577,927 square feet.

Boston Properties, Inc.

Fourth Quarter 2007

Reconciliation of Net Operating Income to Net Income

	For the three months ended
	12/31/2007	12/31/2006
	(in thousands)
Net income available to common shareholders	$123,790	$71,655
Gains on sales of real estate from discontinued operations, net of minority interest	(46,426)	—
Income from discontinued operations, net of minority interest	(862)	(5,040)
Gains on sales of real estate, net of minority interest	—	(1,183)
Minority interest in Operating Partnership	23,181	25,789
Income from unconsolidated joint ventures	(805)	(1,340)
Minority interest in property partnership	84	—

Income before minority interest in property partnership, income from unconsolidated joint ventures, minority interest in Operating Partnership, gains on sales of real estate and discontinued operations	98,962	89,881

Add:
Losses from early entinguishments of debt	—	11
Depreciation and amortization	71,421	68,924
Interest expense	68,289	71,423
General and administrative expense	16,594	16,198

Subtract:
Interest and other income	(21,432)	(11,554)
Development and management services income	(5,378)	(5,661)

Consolidated Net Operating Income	$228,456	$229,222

Same Property Net Operating Income	$216,061	$207,904
Net operating income from non Same Properties (1)	9,513	19,085
Termination income	2,882	2,233

Consolidated Net Operating Income	$228,456	$229,222

Same Property Net Operating Income	$216,061	$207,904
Less straight-line rent and fair value lease revenue	8,822	13,191

Same Property Net Operating Income— cash basis	$207,239	$194,713

(1)	See pages 21-23 for properties which are not included as part of Same Property Net Operating Income.

Boston Properties, Inc.

Fourth Quarter 2007

Same Property Net Operating Income by Reportable Segment
(in thousands)

	Office				Office/Technical
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Dec-07	31-Dec-06			31-Dec-07	31-Dec-06
Rental Revenue	$315,798	$297,156			$10,242	$10,465
Less Termination Income	2,762	2,233			19	—

Rental revenue—subtotal	313,036	294,923	18,113	6.1%	10,223	10,465	(242)	(2.3%)
Operating expenses and real estate taxes	108,630	98,999	9,631	9.7%	2,630	1,796	834	46.4%

Net Operating Income (1)	$204,406	$195,924	$8,482	4.3%	$7,593	$8,669	$(1,076)	(12.4%)

Rental revenue—subtotal	$313,036	$294,923			$10,223	$10,465
Less straight line rent and fair value lease revenue	8,496	13,164	(4,668)	(35.5%)	327	27	300	1,111.1%

Rental revenue—cash basis	304,540	281,759	22,781	8.1%	9,896	10,438	(542)	(5.2%)
Less:
Operating expenses and real estate taxes	108,630	98,999	9,631	9.7%	2,630	1,796	834	46.4%

Net Operating Income (2)—cash basis	$195,910	$182,760	$13,150	7.2%	$7,266	$8,642	$(1,376)	(15.9%)

	Hotel				Total
	For the three months ended		$ Change	% Change	For the three months ended		$ Change	% Change
	31-Dec-07	31-Dec-06			31-Dec-07	31-Dec-06
Rental Revenue	$13,121	$11,417			$339,161	$319,038
Less Termination Income	—	—			2,781	2,233

Rental revenue—subtotal	13,121	11,417	$1,704	14.9%	336,380	316,805	19,575	6.2%
Operating expenses and real estate taxes	9,059	8,106	953	11.8%	120,319	108,901	11,418	10.5%

Net Operating Income (1)	$4,062	$3,311	$751	22.7%	$216,061	$207,904	$8,157	3.9%

Rental revenue—subtotal	$13,121	$11,417			$336,380	$316,805
Less straight line rent and fair value lease revenue	(1)	—	(1)	100.0%	8,822	13,191	(4,369)	(33.1%)

Rental revenue—cash basis	13,122	11,417	1,705	14.9%	327,558	303,614	23,944	7.9%
Less:
Operating expenses and real estate taxes	9,059	8,106	953	11.8%	120,319	108,901	11,418	10.5%

Net Operating Income (2)—cash basis	$4,063	$3,311	$752	22.7%	$207,239	$194,713	$12,526	6.4%

(1)	For a quantitative reconciliation of net operating income (NOI) to net income available to common shareholders, see page 44. For disclosures relating to our use of NOI see page 51.
(2)	For a quantitative reconciliation of NOI to NOI on a cash basis see page 44. For disclosures relating to our use of NOI see page 51.

Boston Properties, Inc.

Fourth Quarter 2007

LEASING ACTIVITY

All In-Service Properties—quarter ended December 31, 2007

	Office	Office/Technical	Total
Vacant space available @ 10/1/2007 (sf)	1,434,757	396,005	1,830,762
Property dispositions/ assets taken out of service (sf)	—	—	—
Property acquisitions/ assets placed in-service (sf)	64,150	—	64,150
Leases expiring or terminated 10/1/2007-12/31/2007 (sf)	717,520	—	717,520

Total space for lease (sf)	2,216,427	396,005	2,612,432

New tenants (sf)	593,954	228,776	822,730
Renewals (sf)	272,469	—	272,469

Total space leased (sf)	866,423	228,776	1,095,199 (1)

Space available @ 12/31/2007 (sf)	1,350,004	167,229	1,517,233

Net (increase)/decrease in available space (sf)	84,753	228,776	313,529
2nd generation Average lease term (months)	85	108	90
2nd generation Average free rent (days)	50	109	62
2nd generation TI/Comm PSF	$25.99	$26.73	$26.15
Increase (decrease) in 2nd generation gross rents (2)	-1.58%	0.00%	-1.56%
Increase (decrease) in 2nd generation net rents (3)	-2.48%	0.00%	-2.45%

	All leases 1st Generation	All leases 2nd Generation	Incr (decr) in 2nd gen. gross cash rents (2)	Incr (decr) in 2nd gen. net cash rents	Total Leased (4)	Total square feet of leases executed in the quarter (5)
Boston	—	526,097	-5.02%	-7.75%	526,097	667,654
Washington	—	279,455	15.41%	21.22%	279,455	375,768
New York	—	3,950	154.17%	286.96%	3,950	166,478
San Francisco	—	194,069	-9.93%	-14.82%	194,069	240,515
Princeton	—	91,628	-12.91%	-17.06%	91,628	46,312

	—	1,095,199	-1.56%	-2.45%	1,095,199	1,496,727

(1)	Details of 1st and 2nd generation space is located in chart below.
(2)	Represents increase (decrease) in gross rent (total base rent and expense reimbursements), comparing the change in rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 724,116.
(3)	Represents increase (decrease) in net rent (base rent less base year expense), comparing the rent at lease expiration vs. initial rent of the new lease for 2nd generation space that has been vacant for less than twelve months. The total footage being weighted is 724,116.
(4)	Represents leases for which rental revenue has commenced in accordance with GAAP during the quarter.
(5)	Represents leases executed for which the economic impact may be realized in the quarter or future quarters.

Boston Properties, Inc.

Fourth Quarter 2007

HISTORICALLY GENERATED CAPITAL EXPENDITURES,

TENANT IMPROVEMENT COSTS AND LEASING COMMISSIONS

Historical Capital Expenditures
(in thousands)

	Q4 2007	Q3 2007	Q2 2007	Q1 2007	2006		2005	2004
Recurring capital expenditures	$16,217	$10,498	$6,676	$3,208	$25,718		$22,369	$25,101
Planned non-recurring capital expenditures associated with acquisition properties	654	178	306	352	3,869		2,957	4,889
Hotel improvements, equipment upgrades and replacements	67	214	565	281	7,969	(1)	4,097	1,001

	$16,938	$10,890	$7,547	$3,841	$37,556		$29,423	$30,991

2nd Generation Tenant Improvements and Leasing Commissions

	Q4 2007	Q3 2007	Q2 2007	Q1 2007	2006	2005	2004
Office
Square feet	866,423	1,229,476	608,564	497,349	2,972,996	2,749,079	3,356,267

Tenant improvement and lease commissions PSF	$25.99	$18.05	$31.26	$25.60	$29.14	$28.75	$24.74

Office/Technical
Square feet	225,776	—	916	—	33,400	82,753	195,953

Tenant improvement and lease commissions PSF	$26.73	$—	$—	$—	$—	$2.89	$14.35

Average tenant improvement and lease commissions PSF	$26.15	$18.05	$31.21	$25.60	$28.82	$28.00	$24.17

(1)	Includes approximately $5.6 million of costs related to a room renovation project at Cambridge Center Marriott.

Boston Properties, Inc.

Fourth Quarter 2007

ACQUISITIONS/DISPOSITIONS

as of December 31, 2007

ACQUISITIONS
For the period from January 1, 2007 through December 31, 2007

Property	Date Acquired	Square Feet	Initial Investment	Anticipated Future Investment		Total Investment	Percentage Leased
6601 & 6605 Springfield Center Drive	Jan-07	97,388	$16,500,000	$—	(1)	$16,500,000	100%
250 West 55th Street	Jan-07	N/A	228,750,000	—	(1)	228,750,000	N/A
103 Fourth Avenue	Jan-07	62,476	14,300,000	—	(1)	14,300,000	58%
Kingstowne Towne Center	Mar-07	395,377	133,960,000	500,000		134,460,000	98%
Russia Wharf	Mar-07	N/A	105,500,000	—	(1)	105,500,000	N/A
Springfield Metro Center	Apr-07	N/A	25,564,000	—	(1)	25,564,000	N/A
701 Carnegie Center	Jul-07	N/A	3,060,000	—	(1)	3,060,000	N/A
North First Business Park (2)	Dec-07	190,636	71,500,000	3,800,000	(1)	75,300,000	66%

Total Acquisitions		745,877	$599,134,000	$4,300,000		$603,434,000	87%

Mountain View Research/Technology Parks (3)	Nov-07	736,268	$223,000,000	$18,000,000	(1)	$241,000,000	73%

DISPOSITIONS
For the period from January 1, 2007 through December 31, 2007

Property	Date Disposed	Square Feet		Gross Sales Price		Book Gain
5 Times Square	Feb-07	1,101,779		$1,280,000,000		$713,500,000
Long Wharf Marriott (402 Rooms)	Mar-07	420,000		231,000,000		190,924,000
280 Park Avenue	Jun-06	—	(4)	—	(4)	18,037,000	(4)
Newport Office Park	Apr-07	171,957		37,000,000		13,643,000
Democracy Center	Aug-07	685,000		280,500,000		198,166,000
Orbital Sciences Campus and Broad Run Business Park, Building E	Nov-07	464,000		126,700,000		55,035,000

Total Dispositions		2,842,736		$1,955,200,000		$1,189,305,000

(1)	Anticipated future investment on development projects are not included.
(2)	North First Business Park consists of five “In-Service” properties and three vacant buildings included in our owned land parcels.
(3)	On January 7, 2008, the Company transferred the Mountain View properties to the Value-Added Fund.
(4)	280 Park Avenue was sold in June 2006. The Company entered into a 74,340 net rentable square foot master lease obligation with the buyer resulting in the deferral of approximately $67.3 million of the book gain. Subsequent to the sale during 2006, the Company signed qualifying leases for 26,281 net rentable square feet and recognized approximately $21.0 million of additional book gain. During the year ended December 31, 2007, the Company signed an additional qualifying lease for 22,000 net rentable square feet resulting in the recognition of approximately $18.0 million of additional book gain. As of December 31, 2007, the master lease obligation totaled approximately $26.1 million.

Boston Properties, Inc.

Fourth Quarter 2007

VALUE CREATION PIPELINE—CONSTRUCTION IN PROGRESS (1)
as of December 31, 2007

Construction Properties	Initial Occupancy	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date (2)	Estimated Total Investment (2)	Total Construction Loan (2)	Amount Drawn at 12/31/2007 (2)	Estimated Future Equity Requirement (2)	Percentage Leased (3)
505 9th Street (50% ownership) (4)	Q4 2007	Q1 2008	Washington, D.C.	1	323,000	$66,187,047	$65,000,000	$65,000,000	$65,000,000	—	99%
77 CityPoint (formerly 77 Fourth Avenue)	Q1 2008	Q1 2009	Waltham, MA	1	210,000	61,621,431	79,707,173	—	—	18,085,742	21%
South of Market (Phase I)	Q1 2008	Q3 2009	Reston, VA	3	652,000	153,347,628	213,800,000	200,000,000	122,922,903	—	67%
One Preserve Parkway	Q1 2008	Q4 2009	Rockville, MD	1	183,000	37,662,782	60,536,931	—	—	22,874,149	20%
Annapolis Junction (50% ownership)	Q2 2008	Q4 2009	Annapolis, MD	1	117,600	8,572,172	32,600,000	22,750,000	7,185,762	8,463,590	0%
Wisconsin Place (66.67% ownership) (5)	Q2 2009	Q4 2010	Chevy Chase, MD	1	290,000	40,702,070	93,500,000	26,183,900	18,043,595	44,657,625	55%
South of Market (Phase II)	Q3 2009	Q3 2010	Reston, VA	1	225,000	19,369,328	87,200,000	—	—	67,830,672	77%
701 Carnegie Center	Q4 2009	Q3 2009	Princeton, NJ	1	120,000	6,181,692	34,000,000	—	—	27,818,308	100%
250 West 55th	Q1 2010	Q4 2010	New York, NY	1	1,000,000	297,958,646	910,000,000	—	—	612,041,354	22%
Russia Wharf (6)	Q1 2011	Q3 2011	Boston, MA	2	815,000	127,543,919	525,000,000	—	—	397,456,081	0%

Total Properties under Construction				13	3,935,600	$819,146,715	$2,101,344,104	$313,933,900	$213,152,260	$1,199,227,521	38%

PROJECTS PLACED-IN-SERVICE DURING 2007

	Initial In Service Date	Estimated Stabilization Date	Location	# of Buildings	Square feet	Investment to Date	Estimated Total Investment	Debt	Drawn at December 31, 2007	Estimated Future Equity Requirement	Percentage Leased
Total Projects Placed in Service				—	—	$—	$—	$—	$—	$—	—

IN-SERVICE PROPERTIES HELD FOR RE-DEVELOPMENT

	Sub Market	Number of Buildings	Square Feet	Leased %	Annualized Revenue Per Leased SF	Encumbered with secured debt (Y/N)	Central Business District (CBD) or Suburban (S)	Estimated Future SF (7)
103 Fourth Avenue	Route 128 Mass Turnpike MA	1	62,476	58.5%	$21.28	N	S	265,000
Waltham Office Center	Route 128 Mass Turnpike MA	3	129,041	73.8%	23.22	N	S	414,000
6601 Springfield Center Drive	Fairfax County VA	1	26,388	100.0%	12.36	N	S	86,000
6605 Springfield Center Drive	Fairfax County VA	1	71,000	100.0%	5.07	N	S	300,000
North First Business Park	San Jose, CA	5	190,636	66.3%	22.37	N	S	683,000

Total Properties held for Re-Development		11	479,541	74.1%	$18.29			1,748,000

(1)	A project is classified as Construction in Progress when construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed.
(2)	Represents the Company’s share.
(3)	Represents percentage leased as of January 29, 2007.
(4)	Estimated Total Investment includes net revenue during lease up period.
(5)	Includes approximately $29.5 million of land and infrastructure costs invested to date and approximately $15.7 million of construction financing drawn to date on the land and infrastructure which reflects the Company’s share (23.89%) of unconsolidated land and infrastructure joint venture entity.
(6)	Includes 235,000 square feet of residential space for rent or for sale.
(7)	Included in developable square feet of Value Creation Pipeline—Owned Land Parcels on page 50.

Boston Properties, Inc.

Fourth Quarter 2007

VALUE CREATION PIPELINE—OWNED LAND PARCELS
as of December 31, 2007

Location	Acreage	Developable Square Feet
San Jose, CA (1) (2)	44.0	2,600,000
Waltham, MA (1)	25.4	1,163,604
Dulles, VA	76.6	934,000
Reston, VA	33.8	910,000
Gaithersburg, MD	27.0	850,000
Springfield, VA (1)	17.8	800,000
Rockville, MD	58.1	759,000
Marlborough, MA	50.0	400,000
Weston, MA	74.0	350,000
Boston, MA	0.2	304,500
Annapolis, MD	20.0	300,000
Andover, MA	10.0	110,000

	436.9	9,481,104

VALUE CREATION PIPELINE—LAND PURCHASE OPTIONS
as of December 31, 2007

Location	Acreage	Developable Square Feet
Princeton, NJ (3)	143.1	1,780,000
New York, NY	1.0	850,000
Washington, DC	2.7	440,000
Framingham, MA (4)	21.5	300,000
Cambridge, MA (5)	—	200,000

	168.3	3,570,000

(1)	Properties on-site are positioned for future re-development and can be found on page 49.
(2)	Includes an additional 460,000 square feet of developable square footage at our 3200 Zanker Road project.
(3)	$30.50 per square foot and $125,000 per annum non-refundable payment.
(4)	Subject to ground lease.
(5)	The Company has the option to purchase additional residential rights.

Boston Properties, Inc.

Fourth Quarter 2007

Definitions

This section contains an explanation of certain non-GAAP financial measures we provide in other sections of this document, as well as the reasons why management believes these measures provide useful information to investors about the Company’s financial condition or results of operations. Additional detail can be found in the Company’s most recent annual report on Form 10-K and other documents filed with the SEC from time to time.

Funds from Operations

Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“NAREIT”), we calculate Funds from Operations, or “FFO,” by adjusting net income (loss) (computed in accordance with GAAP, including non-recurring items) for gains (or losses) from sales of properties, real estate related depreciation and amortization, and after adjustment for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure. The use of FFO, combined with the required primary GAAP presentations, has been fundamentally beneficial in improving the understanding of operating results of REITs among the investing public and making comparisons of REIT operating results more meaningful. Management generally considers FFO to be a useful measure for reviewing our comparative operating and financial performance because, by excluding gains and losses related to sales of previously depreciated operating real estate assets and excluding real estate asset depreciation and amortization (which can vary among owners of identical assets in similar condition based on historical cost accounting and useful life estimates), FFO can help one compare the operating performance of a company’s real estate between periods or as compared to different companies. Our computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current NAREIT definition or that interpret the current NAREIT definition differently.

In addition to presenting FFO in accordance with the NAREIT definition, we also disclose FFO after a specific and defined supplemental adjustment to exclude losses from early extinguishments of debt associated with the sales of real estate. The adjustment to exclude losses from early extinguishments of debt results when the sale of real estate encumbered by debt requires us to pay the extinguishment costs prior to the debt’s stated maturity and to write-off unamortized loan costs at the date of the extinguishment. Such costs are excluded from the gains on sales of real estate reported in accordance with GAAP. However, we view the losses from early extinguishments of debt associated with the sales of real estate as an incremental cost of the sale transactions because we extinguished the debt in connection with the consummation of the sale transactions and we had no intent to extinguish the debt absent such transactions. We believe that this supplemental adjustment more appropriately reflects the results of our operations exclusive of the impact of our sale transactions.

Although our FFO as adjusted clearly differs from NAREIT’s definition of FFO, and may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful supplemental measure of our operating performance because we believe that, by excluding the effects of the losses from early extinguishments of debt associated with the sales of real estate, management and investors are presented with an indicator of our operating performance that more closely achieves the objectives of the real estate industry in presenting FFO.

Neither FFO nor FFO as adjusted should be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance. Neither FFO nor FFO as adjusted represents cash generated from operating activities determined in accordance with GAAP, and neither is a measure of liquidity or an indicator of our ability to make cash distributions. We believe that to further understand our performance, FFO and FFO as adjusted should be compared with our reported net income and considered in addition to cash flows in accordance with GAAP, as presented in our consolidated financial statements.

Funds Available for Distribution (FAD)

In addition to FFO, we present Funds Available for Distribution (FAD) by (1) adding to FFO as adjusted non-real estate depreciation, (2) eliminating the effect of straight-line rent, and (3) subtracting: recurring capital expenditures; hotel improvements, equipment upgrades and replacements; and second generation tenant improvement and leasing commissions. In addition, this calculation includes all non-cash compensation expense related to restricted securities. Although our FAD may not be comparable to that of other REITs and real estate companies, we believe it provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flows in accordance with GAAP, as presented in our consolidated financial statements. FAD does not represent cash generated from operating activities determined in accordance with GAAP, and FAD should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, as an alternative to net cash flows from operating activities (determined in accordance with GAAP), or as a measure of our liquidity.

Debt to Total Market Capitalization Ratio

Debt to total market capitalization ratio, defined as total consolidated debt as a percentage of the market value of our outstanding equity securities plus our total consolidated debt, is a measure of leverage commonly used by analysts in the REIT sector. Total market capitalization is the sum of our total indebtedness outstanding on a consolidated basis (excluding unconsolidated joint venture debt) and the market value of our outstanding equity securities calculated using the closing price per share of common stock of the Company multiplied by the sum of (1) the actual aggregate number of outstanding common partnership units of our operating partnership (including common partnership units held by the company), (2) the number of common partnership units issuable upon conversion of all outstanding long term incentive plan units of our operating partnership, or LTIP units, assuming all conditions have been met for the conversion of the LTIP units, and (3) the number of common partnership units issuable upon conversion of preferred partnership units of our operating partnership. We are presenting this ratio because our degree of leverage could affect our ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes. Investors should understand that our debt to total market capitalization ratio is in part a function of the market price of the common stock of Boston Properties, Inc., and as such will fluctuate with changes in such price and does not necessarily reflect our capacity to incur additional debt to finance our activities or our ability to manage our existing debt obligations. However, for a company like ours, whose assets are primarily income-producing real estate, the debt to total market capitalization ratio may provide investors with an alternate indication of leverage, so long as it is evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of our outstanding indebtedness.

Net Operating Income (NOI)

NOI is a non-GAAP financial measure equal to net income available to common shareholders, the most directly comparable GAAP financial measure, plus corporate general and administrative expense, depreciation and amortization, interest expense, minority interest in Operating Partnership and losses from early extinguishment of debt, less interest income, development and management income, gains from property dispositions, gains on sale from discontinued operations, income from discontinued operations, income from unconsolidated joint ventures and minority interest in property partnerships. In some cases we also present NOI on a cash basis, which is NOI after eliminating the effects of straight-lining of rent. We use NOI internally as a performance measure and believe NOI provides useful information to investors regarding our financial condition and results of operations because it reflects only those income and expense items that are incurred at the property level. Therefore, we believe NOI is a useful measure for evaluating the operating performance of our real estate assets. Our management also uses NOI to evaluate regional property level performance and to make decisions about resource allocations. Further, we believe NOI is useful to investors as a performance measure because, when compared across periods, NOI reflects the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income. NOI excludes certain components from net income in order to provide results that are more closely related to a property’s results of operations. For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. In addition, depreciation and amortization, because of historical cost accounting and useful life estimates, may distort operating performance at the property level. NOI presented by us may not be comparable to NOI reported by other REITs that define NOI differently. We believe that in order to facilitate a clear understanding of our operating results, NOI should be examined in conjunction with net income as presented in our consolidated financial statements. NOI should not be considered as an alternative to net income as an indication of our performance or to cash flows as a measure of our liquidity or ability to make distributions.

In-Service Properties

We treat a property as being “in-service” upon the earlier of (i) lease-up and completion of tenant improvements or (ii) one year after cessation of major construction activity under GAAP. The determination as to when a property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics we specify a single date for treating a property as “in-service” which is generally later than the date the property is placed in-service for GAAP. Under GAAP a property may be placed in service in stages as construction is completed and the property is held available for occupancy. In accordance with GAAP, when a portion of a property has been substantially completed and occupied or held available for occupancy, we cease capitalization on that portion, though we may not treat the property as being “in-service,” and continue to capitalize only those costs associated with the portion still under construction.

Same Properties

In our analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by us throughout each period presented. We refer to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by us through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired or repositioned after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” See pages 21-23 for “In-Service Properties” which are not included in “Same Properties.”

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